UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

VISTAPRINT LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 10, 2008

Dear Fellow Shareholder:

I am pleased to invite you to attend the 2008 Annual General Meeting of Shareholders of VistaPrint Limited to be held on Friday, November 7, 2008 at the offices of Appleby, Canon’s Court, 22 Victoria Street, Hamilton, Bermuda. The Annual General Meeting will commence at 12:00 pm (Atlantic Standard Time).

At the Annual General Meeting the following matters will be considered and acted upon by shareholders:

(1)	To elect to our Board of Directors to serve as Class III directors for a term of three years the two nominees named in the attached proxy statement;

(2)	To approve our Second Amended and Restated Bye-laws;

(3)	To ratify and approve the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2009; and

(4)	To transact such other business as may properly come before the meeting or any adjournment thereof.

Our Board of Directors has no knowledge of any other business to be transacted at the Annual General Meeting.

Details regarding admission to the Annual General Meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual General Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. Voting by proxy will ensure your representation at the Annual General Meeting if you do not attend in person. Please review the instructions on the enclosed proxy card regarding each of your voting options.

Thank you for your ongoing support of and continued interest in VistaPrint.

Sincerely,

ROBERT S. KEANE

President, Chief Executive Officer and

Chairman of the Board

VISTAPRINT LIMITED

Canon’s Court

22 Victoria Street

Hamilton, HM 12

Bermuda

NOTICE OF 2008 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held On November 7, 2008

The 2008 Annual General Meeting of Shareholders of VistaPrint Limited, which is referred to herein as the annual meeting or the meeting, will be held on Friday, November 7, 2008, at the offices of Appleby, Canon’s Court, 22 Victoria Street, Hamilton, Bermuda. The annual meeting will commence at 12:00 pm (noon) (Atlantic Standard Time) and the following matters will be considered and acted upon at the annual meeting:

(1)	To elect to our Board of Directors to serve as Class III directors for a term of three years the two nominees named in the attached proxy statement;

(2)	To approve our Second Amended and Restated Bye-laws;

(3)	To ratify and approve the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2009; and

(4)	To transact such other business as may properly come before the meeting or any adjournment thereof.

Our Board of Directors has no knowledge of any other business to be transacted at the annual meeting.

Shareholders of record at the close of business on September 12, 2008 are entitled to vote at the annual meeting. Your vote is important regardless of the number of shares you own. Whether you expect to attend the annual meeting or not, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope we have provided. You can also submit your proxy to vote your shares over the Internet or by telephone as provided in the instructions set forth on the proxy card. Your prompt response will ensure that your shares are represented at the annual meeting. You can change your vote and revoke your proxy at any time before the polls close at the annual meeting by following the procedures described in the accompanying proxy statement.

All shareholders are cordially invited to attend the annual meeting.

By order of the Board of Directors,

APPLEBY SERVICES (BERMUDA) LTD.

Assistant Secretary

Hamilton, Bermuda

October 10, 2008

VISTAPRINT LIMITED

Canon’s Court

22 Victoria Street

Hamilton, HM 12

Bermuda

PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS

November 7, 2008

This proxy statement contains information about the 2008 Annual General Meeting of Shareholders of VistaPrint Limited, which we refer to in this proxy statement as the annual meeting or the meeting. The annual meeting will be held on Friday, November 7, 2008, at the offices of Appleby, Canon’s Court, 22 Victoria Street, Hamilton, Bermuda. The annual meeting will commence at 12:00 pm (noon) (Atlantic Standard Time).

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of VistaPrint Limited, which is also referred to as VistaPrint or the Company in this proxy statement, for use at the annual meeting and at any adjournment of the annual meeting. All proxies will be voted in accordance with the instructions they contain. If no instruction is specified on a proxy, the shares subject to such proxy will be voted in favor of the matters set forth in the notice of the annual meeting. A shareholder may revoke any proxy at any time before it is exercised by (i) giving our Secretary written notice to that effect either before or at the annual meeting, (ii) signing and submitting another proxy with a later date or (iii) by attending the meeting in person and voting its shares. Attendance of a shareholder at the meeting alone will not revoke the shareholder’s proxy.

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2008 is being mailed to shareholders with the mailing of the Notice of Annual General Meeting and this proxy statement on or about October 10, 2008.

Important Notice Regarding the Availability of Proxy Materials for the 2008 Annual Meeting of Shareholders to be Held on November 7, 2008:

This Proxy Statement and the 2008 Annual Report to Shareholders are available for viewing, printing and downloading at http://ir.vistaprint.com or through the Securities and Exchange Commission’s electronic data system, called EDGAR, at www.sec.gov. A copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2008 as filed with the United States Securities and Exchange Commission, except for exhibits, will be furnished without charge to any shareholder upon written request to VistaPrint Limited, c/o VistaPrint USA, Incorporated, Attention: Investor Relations, 95 Hayden Avenue, Lexington, MA 02421, USA.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

What is the purpose of the annual meeting?

At the annual meeting, the following matters will be considered and acted upon by shareholders:

1. To elect to our Board of Directors to serve as Class III directors for a term of three years the two nominees named in the proxy statement.

2. To approve our Second Amended and Restated Bye-laws;

3. To ratify and approve the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2009.

4. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

Our Board of Directors has no knowledge of any other business to be transacted at the annual meeting.

Who can vote?

To be able to vote, you must have been a shareholder of record at the close of business on September 12, 2008. This date is the record date for the annual meeting.

Shareholders of record at the close of business on September 12, 2008 are entitled to vote on each proposal at the annual meeting. The number of outstanding common shares entitled to vote on each proposal at the meeting is 44,467,035.

How many votes do I have?

Each common share of VistaPrint that you owned on the record date entitles you to one vote on each matter that is voted on at the annual meeting.

Is my vote important?

Your vote is important regardless of how many common shares you own. Please take a moment to read the instructions below and to vote your shares. Choose the way to vote that is easiest and most convenient for you and submit your proxy as soon as possible to ensure that your shares are represented and voted at the annual meeting.

How do I vote?

You may deliver your proxy to vote your shares in one of the following ways or you may vote in person at the annual meeting.

You may submit your proxy to vote by mail. You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you sign and return the proxy card, but do not give any instructions on a particular matter to be voted on as described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors. The Board of Directors recommends that you vote FOR Proposals 1, 2 and 3.

You may submit your proxy to vote over the Internet. If you have Internet access, you may submit your proxy to vote your shares from any location in the world by following the “Submit Your Proxy to Vote-by-Internet” instructions set forth on the enclosed proxy card.

You may submit your proxy to vote by telephone. You may submit your proxy to vote your shares by telephone by following the “Submit Your Proxy to Vote-by-Telephone” instructions set forth on the enclosed proxy card.

You may vote in person. If you attend the meeting in person at the location set forth in the accompanying Notice of 2008 Annual General Meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

Can I change my vote after I have mailed my proxy card or after I have submitted my proxy to vote my shares over the Internet or by telephone?

Yes. You can revoke your proxy and change your vote at any time before the polls close at the meeting by doing any one of the following things:

•	signing and delivering another proxy with a later date to our Corporate Secretary at Canon’s Court, 22 Victoria Street, Hamilton, Bermuda;

•	submitting another proxy to vote with a later date over the Internet or by telephone;

•	giving our Secretary written notice before or at the meeting that you want to revoke your proxy; or

•	voting in person at the meeting.

Your attendance at the meeting alone will not revoke your proxy.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form.

If your shares are held in street name, you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date in order to be admitted to the meeting on November 7, 2008. To be able to vote your shares held in street name at the meeting, you will need to obtain a proxy card from the holder of record.

What constitutes a quorum?

In order for business to be conducted at the annual meeting with respect to a particular matter, a quorum must be present for that particular matter. For each of the proposals described in the accompanying Notice of 2008 Annual General Meeting, a quorum consists of at least two shareholders present in person or by proxy and entitled to vote and holding or representing more than a majority of the outstanding shares entitled to vote, or at least 22,233,518 shares.

Common shares represented in person or by proxy (including “broker non-votes,” as described below, and shares that abstain or do not vote with respect to a particular proposal to be voted upon) will be counted for the purpose of determining whether a quorum exists at the annual meeting for that proposal, but these “broker non-votes” and abstentions would have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of votes cast or shares voting on that matter. “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

If a quorum is not present, the annual meeting will be adjourned until a quorum is obtained.

What vote is required for each item?

For each of the proposals being considered at the annual meeting, approval of the proposal requires the affirmative vote of a simple majority of the votes cast. There is no cumulative voting in the election of directors. The election of each director nominee will be considered and voted upon as a separate proposal. Abstentions and “broker non-votes” are not counted as votes cast and will not affect the voting results on any proposals. If the proposal for the election of a director nominee does not receive the required majority of the votes cast, then the director will not be elected and the position on the Board of Directors that would have been filled by the director nominee will become vacant. The Board of Directors has the ability to fill any vacancy upon the recommendation of its Nominating and Corporate Governance Committee.

How will votes be counted?

Each common share will be counted as one vote according to the instructions contained on a properly completed proxy, whether submitted by mail, over the Internet or by telephone, or on a ballot voted in person at the annual meeting. Shares will not be voted in favor of a proposal if either (1) the shareholder abstains from voting on a particular matter, or (2) the shares are broker non-votes.

Who will count the votes?

The votes will be counted, tabulated and certified by Broadridge. A representative of Appleby Management (Bermuda) Ltd. will serve as the scrutineer at the meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and we will not disclose your vote, unless (1) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or (2) there is a contested election for the Board of Directors. The scrutineer will forward any written comments that you make on the proxy card to management without providing your name, unless you expressly request disclosure on your proxy card.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote:

FOR the election of Robert S. Keane and Daniel Ciporin to serve as Class III directors on the Board of Directors, each for a term of three years;

FOR the approval of our Second Amended and Restated Bye-laws; and

FOR the ratification and approval of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2009.

Will any other business be conducted at the meeting or will other matters be voted on?

The Board of Directors does not know of any other matters that may come before the meeting. If any other matter properly comes before the meeting, the persons named in the proxy card that accompanies this proxy statement, whether you submit your proxy by mail, through the Internet or by telephone, will exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal.

Where can I find the voting results?

We will report the voting results in a Current Report on Form 8-K, which we expect to file within four business days of November 7, 2008, the date of the annual meeting.

How and when may I submit a shareholder proposal, including a shareholder nomination for director, for the 2009 annual general meeting?

If you are interested in submitting a proposal for inclusion in the proxy statement for the 2009 annual general meeting, you need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934, or the Exchange Act. To be eligible for inclusion, we must receive your shareholder proposal intended for inclusion in the proxy statement for our 2009 Annual General Meeting of Shareholders at our registered offices in Hamilton, Bermuda as set forth below no later than June 12, 2009.

In addition, Bermuda law provides that shareholders who collectively hold at least 5% of the total voting rights of our outstanding common shares, or any group comprised of at least 100 or more registered shareholders, may require a proposal to be submitted to an annual general meeting of shareholders. Bermuda law generally requires that notice of such a proposal must be deposited at our registered office not less than six weeks before the date of the meeting.

Any proposals, nominations or notices should be sent to:

Secretary, VistaPrint Limited

Canon’s Court

22 Victoria Street

Hamilton, HM 12

Bermuda

With a copy to:

General Counsel

VistaPrint USA, Incorporated

95 Hayden Avenue

Lexington, MA 02421

USA

What are the costs of soliciting these proxies?

We will bear the costs of solicitation of proxies. We are initially soliciting these proxies by mail and e-mail, but our directors, officers and selected other employees may also solicit proxies by telephone, e-mail or by other means of communication without additional remuneration. Directors, officers and employees who help us in solicitation of proxies will not be specially compensated for those services, but they may be reimbursed for their reasonable out-of-pocket expenses incurred in connection with their solicitation. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of our common shares that they hold in their names. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of our proxy materials.

Will the 2008 financial statements be presented to the annual meeting?

Yes. At the annual meeting we will present the audited financial statements for the fiscal year ended June 30, 2008, as required by Bermuda law. Copies of these financial statements are included in our Annual Report on Form 10-K, which we are delivering to you with this proxy statement.

How can I obtain an Annual Report on Form 10-K?

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2008 is available on our website at ir.vistaprint.com. If you would like a copy of our Annual Report, we will send you one without exhibits at no charge. Please contact:

VistaPrint Limited

c/o VistaPrint USA, Incorporated

95 Hayden Avenue

Lexington, MA 02421

Email: ir@vistaprint.com

Our website address is provided for convenience only. We are not including the information on our website, or any information which may be linked through our website, as a part of this proxy statement nor is it incorporated herein.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to shareholders may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number: VistaPrint Limited, c/o VistaPrint USA, Incorporated, Attention: Investor Relations Department, 95 Hayden Avenue, Lexington, MA 02421, 781-652-6480. If you want to receive separate copies of the proxy statement or annual report to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information regarding the beneficial ownership of our common shares as of August 31, 2008 by:

•	each shareholder we know to beneficially own more than 5% of our outstanding common shares;

•	each director;

•	each executive officer named in the Summary Compensation Table under the heading “Executive Compensation”; and

•	all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Number of Common Shares Beneficially Owned(2)	Percent of Common Shares Beneficially Owned(3)
5% Shareholders
Entities affiliated with Janus Capital Management LLC(4)	4,725,336	10.6
151 Detroit Street Denver, CO 80206
Entities affiliated with Ameriprise Financial, Inc(5)	4,671,639	10.5
145 Ameriprise Financial Center Minneapolis, MN 55474
Entities affiliated with William Blair & Company, L.L.C.(6)	4,608,615	10.4
222 W Adams Chicago, IL 60606
Entities affiliated with Wells Fargo & Company(7)	4,482,506	10.1
420 Montgomery Street San Francisco, CA 94163
Entities affiliated with AXA Financial, Inc.(8)	3,123,961	7.0
1290 Avenue of the Americas New York, NY 10104
Entities affiliated with FMR LLC(9)	2,726,423	6.1
82 Devonshire Street Boston, MA 02109
Entities affiliated with Thornburg Management, Inc.(10)	2,250,934	5.1
119 E. Marcy Street Santa Fe, NM 87501
Entities affiliated with Alydar Partners, LLC(11)	2,216,000	5.0
222 Berkeley Street Boston, MA 02116
Executive Officers and Directors
Robert S. Keane(12)	3,024,744	6.7
Wendy Cebula(13)	138,785	*
Anne Drapeau(14)	87,331	*
Harpreet Grewal(15)	45,935	*
Janet Holian(16)	91,410	*
Daniel Ciporin	32,525	*
John J. Gavin, Jr.	10,537	*
George Overholser	124,452	*
Louis Page(17)	314,591	*
Window to Wall Street 39 Cedar Hill Road Dover, MA 02030
Richard Riley	37,525	*
All executive officers and directors as a group (10 persons)	3,907,835	8.5

*	Less than 1%

(1)	Unless otherwise indicated, the address of each director and executive officer listed is c/o VistaPrint USA, Incorporated, 95 Hayden Avenue, Lexington, MA 02421.

(2)	For each person or entity in the table above, the “Number of Shares Beneficially Owned” column may include common shares attributable to the person or entity because of that holder’s voting or investment power or other relationship. The number of common shares beneficially owned by each person or entity included in the table above is determined under rules promulgated by the Securities and Exchange Commission, or SEC. Under these rules, a person or entity is deemed to have “beneficial ownership” of any shares over which that person or entity has or shares voting or investment power, plus any shares that the person or entity may acquire within 60 days of the date established for the purpose of determining ownership, including through the exercise of share options. The amounts reported in the table above include the following number of common shares issuable upon vesting of restricted share units and upon exercise of outstanding share options which may be exercised on or before 60 days after August 31, 2008: Mr. Keane, 828,654 shares; Ms. Cebula, 93,785 shares; Ms. Drapeau, 87,331 shares; Mr. Grewal, 45,935 shares; Ms. Holian, 87,410 shares; Mr. Ciporin, 32,273 shares; Mr. Gavin, 10,285 shares; Mr. Overholser, 42,273 shares, Mr. Page, 2,273 shares; Mr. Riley, 37,273 shares; and all executive officers and directors as a group, 1,267,492 shares. Unless otherwise indicated, each person or entity referenced in the table has sole voting and investment power over the shares listed. The inclusion in the table of any shares, however, does not constitute an admission of beneficial ownership of those shares by the named shareholder.

(3)	The percentage ownership for each shareholder on August 31, 2008 is calculated by dividing (1) the total number of shares beneficially owned by the shareholder by (2) 44,413,463, the number of common shares outstanding on August 31, 2008, plus any shares issuable (including vested restricted share units and share options exercisable) within 60 days after August 31, 2008 by the shareholder.

(4)	The number of shares reflected as beneficially owned by Janus Capital Management LLC is based upon information provided in a Schedule 13G/A filed by Janus Capital Management LLC with the SEC on February 14, 2008.

(5)	The number of shares reflected as beneficially owned by Ameriprise Financial, Inc. is based upon information provided in a Schedule 13G filed by Ameriprise Financial, Inc. with the SEC on June 9, 2008. Ameriprise Financial, Inc. reported that it has shared voting power with respect to 29,188 common shares.

(6)	The number of shares reflected as beneficially owned by William Blair & Company, L.L.C. is based upon information provided in a Schedule 13G/A filed by William Blair & Company, L.L.C. with the SEC on July 10, 2008.

(7)	The number of shares reflected as beneficially owned by Wells Fargo & Company is based upon information provided in a Schedule 13G/A filed by Wells Fargo & Company with the SEC on June 11, 2008. Wells Fargo & Company reported that it has sole voting power with respect to 3,538,322 common shares.

(8)	The number of shares reflected as beneficially owned by AXA Financial, Inc. is based upon information provided in a Schedule 13G/A filed by AXA Financial, Inc. with the SEC on February 14, 2008. AXA Financial, Inc. reported that it has sole voting power with respect to 2,544,820 common shares.

(9)	The number of shares reflected as beneficially owned by FMR LLC is based upon information provided in a Schedule 13G/A filed by FMR LLC with the SEC on August 11, 2008.

(10)	The number of shares reflected as beneficially owned by Thornburg Investment Management, Inc. is based upon information provided in a Schedule 13G/A filed by Thornburg Investment Management, Inc. with the SEC on February 29, 2008.

(11)	The number of shares reflected as beneficially owned by Alydar Partners, LLC is based upon information provided in a Schedule 13G filed by Alydar Partners, LLC with the SEC on June 2, 2008. Alydar Partners, LLC reported that it has shared voting power with respect to 2,216,000 common shares

(12)	Includes an aggregate of (i) 2,043,130 shares held by family trusts and other entities established for the benefit of Mr. Keane and/or members of his immediate family, or the Trusts; (ii) 152,960 shares held jointly with Mr. Keane’s spouse; and (iii) 73,381 shares held by a charitable entity established by Mr. Keane and his spouse. Voting and investment power with respect to the common shares in the Trusts is held by trustees other than Mr. Keane or his spouse, who do not have such rights. Voting and investment power with respect to the shares held jointly by Mr. Keane and his spouse and by the charitable entity is shared by Mr. Keane and his spouse. Mr. Keane disclaims beneficial ownership of the shares held by the Trusts except to the extent of his pecuniary interest therein. Mr. Keane disclaims beneficial ownership of the shares held by the charitable entity.

(13)	Includes 9,000 shares held by trusts established by Ms. Cebula’s spouse. Ms. Cebula disclaims beneficial ownership of such shares except to the extent of her pecuniary interest therein.

(14)	Ms. Drapeau resigned as Executive Vice President and Chief People Officer effective August 8, 2008.

(15)	Mr. Grewal resigned as Chief Financial Officer effective September 2, 2008.

(16)	Includes 10,062 shares held by trusts established by Ms. Holian’s spouse. Ms. Holian disclaims beneficial ownership of such shares except to the extent of her pecuniary interest therein.

(17)	Includes 308,318 shares held by Window to Wall Street, Inc. and 4,000 shares held in custodial accounts for the benefit of Mr. Page’s minor children. Mr. Page is president of Window to Wall Street Inc. Mr. Page disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and the holders of more than 10% of our common shares to file with the SEC initial reports of ownership of our common shares and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based on our review of copies of reports filed with the SEC and except as set forth in the above table, we do not believe that there are currently any beneficial owners of more than ten percent of our common shares.

Based solely on our review of copies of reports filed by the reporting persons furnished to us or written representations from such persons pursuant to Item 405 of Regulation S-K, we believe that during the fiscal year ended June 30, 2008, the reporting persons complied with all Section 16(a) filing requirements other than with respect to a Form 4 filing by Mr. Page on May 7, 2008 to report an automatic vesting of 134 common shares on May 2, 2008 pursuant to a grant of Restricted Share Units.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes, with one class being elected each year and members of each class holding office for a three-year term. Our Board of Directors currently consists of six members, two of whom are Class I directors (with terms expiring at the 2009 annual general meeting), two of whom are Class II directors (with terms expiring at the 2010 annual general meeting), and two of whom are Class III directors (with terms expiring at the annual meeting).

The Nominating and Corporate Governance Committee of the Board of Directors has recommended to the Board of Directors, and the Board of Directors has nominated, Robert S. Keane and Daniel Ciporin for election as Class III directors at the annual meeting. Messrs. Keane and Ciporin currently serve as Class III directors. Mr. Keane has been a director since January 1995 and Mr. Ciporin has been a director since September 2005.

The persons named in the enclosed proxy card will vote to elect Messrs. Keane and Ciporin as Class III directors, unless you withhold authority to vote for the election of either or both nominees by marking the proxy card (whether executed by you or submitted through the Internet or by telephone) to that effect. Each of the nominees has indicated his willingness to serve if elected.

The following paragraphs provide information as of the date of this proxy statement about each member of our Board of Directors, including each of the nominees for Class III directors. The information presented includes information each director has given us about his age, all positions he holds, his principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he serves as a director. Information about the number of common shares beneficially owned by each director appears under the heading “Security Ownership of Certain Beneficial Owners and Management.”

There are no family relationships among any of the directors and executive officers of VistaPrint. No arrangements or understandings exist between any director or any person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.

Nominees for Class III Directors (Terms to Expire at the 2008 Annual General Meeting)

ROBERT S. KEANE, Director since January 1995

Mr. Keane, age 45, is the founder of VistaPrint and has served as our President and Chief Executive Officer and Chairman of our Board of Directors since he founded the Company in January 1995. From 1988 to 1994, Mr. Keane was an executive at Flex-Key Corporation, an OEM manufacturer of keyboards, displays and retail kiosks used for desktop publishing, most recently as General Manager.

DANIEL CIPORIN, Director since September 2005

Mr. Ciporin, age 50, has served as a Venture Partner at Canaan Partners, a venture capital firm, since March 2007. From January 1999 through June 2005, Mr Ciporin served as the Chief Executive Officer of Shopping.com Ltd., a publicly-traded comparison shopping service, and then as Chairman of Shopping.com Ltd. until its acquisition by Ebay in August 2005. From August 2005 to March 2007, Mr. Ciporin provided independent consulting and advisory services and was Chairman of The Internet Lab, a joint venture between the Israeli venture capital fund Gemini and the US venture capital fund Lightspeed. Prior to joining Shopping.com Ltd., Mr. Ciporin served as Senior Vice President of MasterCard International, a consumer credit company, responsible for global debit services. Mr. Ciporin is also a member of the board of directors of Primedia Inc., a target media company, and Corel Corporation, a computer software company.

Class I Directors (Terms Expire at the 2009 Annual General Meeting)

JOHN J. GAVIN, Jr., Director since August 2006

Mr. Gavin, age 53, served as Chief Financial Officer of BladeLogic, Inc., a provider of data center automation software from January 2007 through June 2008. From April 2004 through December 2006, Mr. Gavin was Chief Financial Officer of Navisite, Inc., a provider of information technology hosting, outsourcing and professional services. From January 2002 to April 2004, Mr. Gavin was a private investor. From February 2000 through December 2001, Mr. Gavin served as the Senior Vice President and Chief Financial Officer of Cambridge Technology Partners, a consulting firm, which was acquired by Novell, Inc. Prior to his work at Cambridge Technology Partners, Mr. Gavin spent twelve years at Data General Corporation, a manufacturer of computing equipment, including serving as Vice President and Chief Financial Officer. Mr. Gavin also spent ten years at Price Waterhouse LLP, an accounting firm, in various accounting and audit positions including as Senior Manager in charge of multi-national audits. From October 2001 through April 2005, Mr. Gavin also served as a member of the board of directors and chairman of the audit committee of Ascential Software, a publicly-traded corporation and provider of integration software. Mr. Gavin is a certified public accountant.

GEORGE OVERHOLSER, Director since July 2004

Mr. Overholser, age 48, presently serves as Founder and Managing Director of NFF Capital Partners, an investment banking firm for nonprofit organizations. Mr. Overholser was the founder of North Hill Ventures, a venture capital firm and served as its Senior Vice President from 1999 through June 2008. From 1994 to 1999, Mr. Overholser was Head of Strategy and New Business Development for Capital One, Inc., a company specializing in consumer lending.

Class II Directors (Terms Expire at the 2010 Annual General Meeting)

LOUIS PAGE, Director since September 2000

Mr. Page, age 42, has served as President and General Partner of Window to Wall Street Inc., a venture capital firm, since October 1995. Mr. Page is a chartered financial analyst.

RICHARD T. RILEY, Director since February 2005

Mr. Riley, age 52, has served as Chairman of the Board of Directors and Chief Executive Officer of LoJack Corporation, a publicly-traded corporation and provider of stolen vehicle recovery technology, since November 2006 and as President, Chief Operating Officer and as a member of the board of directors of Lojack Corporation from February 2005 through November 2006. From 1997 through 2004, Mr. Riley held a variety of positions with New England Business Service, Inc., a provider of products and services to small businesses, most recently serving as Chief Executive Officer, President, Chief Operating Officer and director. Mr. Riley is a certified public accountant.

The Board of Directors recommends that you vote FOR the election of Messrs. Keane and Ciporin as Class III directors.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that VistaPrint is managed for the long-term benefit of our shareholders. The Board of Directors has adopted corporate governance guidelines to assist the Board of Directors in the exercise of its duties and responsibilities and to serve the best interests of our Company and our shareholders. These guidelines, which provide a framework for the conduct of the Board of Director’s business, provide, among other things, that:

•

the principal responsibility of the directors is to oversee our management, including, among other things, reviewing and approving fundamental operating, financial and other corporate plans, strategies and objectives, evaluating the performance of the Company and its executive officers and requiring, approving and implementing senior executive officer succession plans;

•	a majority of the members of the Board of Directors shall be independent directors;

•	the independent directors shall meet at least twice a year in executive session;

•	directors shall have full and free access to management and employees and, as necessary and appropriate, to hire and consult with independent advisors;

•	all directors are expected to participate in continuing director education on an ongoing basis; and

•

at least annually the Nominating and Corporate Governance Committee shall oversee a self-evaluation of the Board of Directors to determine whether the Board of Directors and its committees are functioning effectively.

You can access the current charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics at www.vistaprint.com or by writing to:

Investor Relations Department

VistaPrint USA, Incorporated

95 Hayden Avenue

Lexington, MA 02421

Email: ir@vistaprint.com

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on our website, www.vistaprint.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq stock market listing standards concerning any amendments to, or waivers from, any provision of the code.

Determination of Independence

Under Nasdaq rules, directors only qualify as “independent directors” if, in the opinion of our Board of Directors, they do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has determined that none of Daniel Ciporin, John J. Gavin, Jr., George Overholser, Louis Page or Richard Riley has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. Marketplace Rules.

In determining the independence of the directors listed above, our Board of Directors considered the registration rights that have been granted to certain of our directors as discussed in the section captioned “Certain Relationships and Related Transactions.”

Director Nomination Process

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board of Directors.

In considering whether to recommend any particular candidate for inclusion in the Board of Directors’ slate of recommended director nominees, the Nominating and Corporate Governance Committee applies the criteria for nominating directors set forth as an attachment to our Corporate Governance Guidelines. These criteria include among others the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of any conflicts of interest and the ability to act in the interests of all shareholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

Shareholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the shareholder or group of shareholders making the recommendation has beneficially owned more than 5% of our common shares for at least a year as of the date such recommendation is made, to Nominating and Corporate Governance Committee, c/o Corporate Secretary, VistaPrint Limited, Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda, with a copy to General Counsel, VistaPrint USA, Incorporated, 95 Hayden Avenue, Lexington, MA 02421. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Board of Directors Meetings and Committees

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The Board of Directors’ primary responsibility is to oversee the management of VistaPrint and, in so doing, serve the best interests of the Company and its shareholders. Subject to oversight by the Nominating and Corporate Governance Committee, the Board of Directors selects, evaluates and provides for the succession of executive officers and the Board of Directors nominates for election, at annual general shareholder meetings, individuals to serve as directors of VistaPrint, after considering the recommendation of the Nominating and Corporate Governance Committee and elects individuals to fill any vacancies on the Board of Directors to the extent not filled by shareholders in general meetings. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. It participates in decisions that have a potential major economic impact on VistaPrint. Management keeps the directors informed of Company activity through regular written reports and presentations at Board of Directors and committee meetings.

The Board of Directors met six times in person in fiscal 2008. During fiscal 2008, each of our directors who served as a director during fiscal 2008 attended 75% or more of the total number of meetings of the Board of Directors and the committees of which such director was a member during the period of time he served on such committee, with the exception of Mr. Ciporin who attended four of the six meetings of the Board of Directors.

The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees. Each committee has a charter that has been approved by the Board of Directors. The Audit Committee must review the appropriateness of its charter at least annually and the Compensation and Nominating and Corporate Governance Committee review their respective charters from time to time as they deem appropriate. Each committee must perform a self-evaluation at least annually. Mr. Keane is the only director who is an employee of VistaPrint and he does not participate in any meeting at which his compensation is evaluated. All members of all committees are non-employee directors and the Board of Directors has determined that all of the members of our three standing committees are independent as defined under the Nasdaq Stock Market, Inc. Marketplace Rules, and, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Our Board of Directors appoints, on a rotating basis, an independent director to serve as chairman of all executive sessions of the independent directors of the Company.

Our Corporate Governance Guidelines, which were adopted in connection with our initial public offering, set forth our policy that directors should attend annual general meetings of shareholders. All of our directors attended our 2007 annual general meeting of shareholders.

Audit Committee

The current members of our Audit Committee are Messrs. Gavin (Chair), Ciporin and Riley. The Board of Directors has determined that Mr. Gavin qualifies as an “audit committee financial expert” under the rules of the SEC. The Audit Committee’s responsibilities include:

•	appointing our independent registered public accounting firm, subject to shareholder ratification and approval;

•	approving the compensation of, and assessing (or recommending the Board of Directors assess) the independence of, our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including the receipt and consideration of certain reports from the firm;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	establishing procedures for the receipt, retention and treatment of accounting related complaints and concerns;

•	reviewing and approving all related party transactions;

•	in conjunction with our Chief Executive Officer, evaluating the performance of our Chief Financial Officer;

•	meeting independently with our independent registered public accounting firm and management; and

•	preparing the Audit Committee report included in this proxy statement.

The Audit Committee met nine times during fiscal 2008.

Compensation Committee

The current members of the Compensation Committee are Messrs. Overholser and Page. The Compensation Committee’s responsibilities include:

•	reviewing and approving, or making recommendations to the Board of Directors with respect to, the compensation of our Chief Executive Officer and our other executive officers;

•	overseeing and coordinating the evaluation of our Chief Executive Officer;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to the Board of Directors with respect to director compensation;

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reviewing and discussing with management the “Compensation Discussion and Analysis” and considering whether to recommend to the Board of Directors that the “Compensation Discussion and Analysis” be included in the proxy statement; and

•	preparing the Compensation Committee report included in this proxy statement.

The processes and procedures followed by our Compensation Committee in considering and determining executive and director compensation are described below under the headings “Compensation Committee Approach” and “Compensation of Directors.”

The Compensation Committee met seven times during fiscal 2008.

Nominating and Corporate Governance Committee

The current members of the Nominating and Corporate Governance Committee are Messrs. Ciporin and Riley. The responsibilities of the Nominating and Corporate Governance Committee include:

•	identifying individuals qualified to become Board of Directors members;

•	recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board of Directors’ Committees;

•	overseeing an annual review by the Board of Directors with respect to succession planning for the Chief Executive Officer and other executive officers;

•	reviewing the adequacy of our corporate governance guidelines; and

•	overseeing an annual evaluation of the Board of Directors.

The processes and procedures followed by the Nominating and Corporate Governance Committee in identifying and evaluating director candidates are described above under the heading “Director Nomination Process.”

The Nominating and Corporate Governance Committee met four times during fiscal 2008.

Communicating with the Independent Directors

The Board of Directors will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. The Nominating and Corporate Governance Committee, with the assistance of the Company’s General Counsel, is primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the other directors as its members consider appropriate.

Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Nominating and Corporate Governance Committee considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company may receive repetitive or duplicative communications.

Shareholders who wish to send communications on any topic to the Board of Directors should address such communications to:

Board of Directors

c/o Secretary

VistaPrint Limited

Canon’s Court

22 Victoria Street

Hamilton, HM 12

Bermuda

Report of the Audit Committee

The Audit Committee of the Board of Directors has furnished the following report:

The Audit Committee has reviewed VistaPrint’s audited consolidated financial statements for the fiscal year ended June 30, 2008 and has discussed these financial statements with VistaPrint’s management and independent registered public accounting firm.

The Audit Committee has also received from, and discussed with, VistaPrint’s independent registered public accounting firm various communications that the independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380).

The independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Standards Board Standard No. 1, Independence Discussions with Audit Committees). The Audit Committee has discussed with the independent registered public accounting firm its independence from VistaPrint. The Audit Committee also considered whether the provision of other, non-audit related services referred to under the heading “Independent Registered Public Accounting Firm Fees and Other Matters,” is compatible with maintaining the independence of our registered public accounting firm.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in VistaPrint’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008. The Audit Committee and Board of Directors also have appointed, subject to ratification and approval by the shareholders, Ernst & Young LLP as VistaPrint’s independent registered public accounting firm for the fiscal year ending June 30, 2009.

Audit Committee of the Board of Directors

John J. Gavin, Jr., Chairman

Daniel Ciporin

Richard T. Riley

Certain Relationships and Related Transactions

Investor Rights Agreement

Prior to our initial public offering in September 2005, we entered into a third amended and restated investor rights agreement with certain holders of our preferred and common shares. Upon the completion of the initial public offering, all of our outstanding preferred shares automatically converted into common shares. Pursuant to the terms of the third amended and restated investor rights agreement, holders of at least 40% of the common shares having registration rights may demand that we register all or a portion of their common shares having an aggregate offering price of at least $3,000,000 for sale under the Securities Act. We are required to effect only two of these registrations. In addition, various holders of the common shares having registration rights may, from time to time, make unlimited requests for us to effect a registration on Form S-3, or any successor form, of their common shares having an aggregate offering price of at least $1,000,000, provided that we may not be required to effect more than two of these registrations in any twelve month period.

In addition, if at any time after our initial public offering we register any common shares, either for our own account or for the account of other security holders, the holders of registration rights are entitled to notice of the registration and to include all or a portion of their common shares in the registration. The following related parties have, directly or indirectly, registration rights:

Number of Registrable Common Shares Held as of August 31, 2008
Robert Keane	2,196,090
Louis Page	312,318
George Overholser	82,179

The registrable common shares attributable to Robert Keane include an aggregate of 2,043,130 shares held by family trusts and other entities established for the benefit of Mr. Keane and/or members of his immediate family; and 152,960 shares held jointly with Mr. Keane’s spouse. The registrable common shares attributable to Louis Page include 308,318 shares held by Window to Wall Street Inc., of which Mr. Page is president, and 4,000 shares held in custodial accounts for the benefit of Mr. Page’s minor children.

Policies and Procedures for Related Party Transactions

In August 2007, our Board of Directors adopted a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, the amount involved exceeds $25,000, and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person.

Any related person transaction proposed to be entered into by us must be reported to our general counsel and will be reviewed and approved by the audit committee in accordance with the terms of the policy, prior to effectiveness or consummation of the transaction, whenever practicable. If our general counsel determines that advance approval of a related person transaction is not practicable under the circumstances, the audit committee will review and, in its discretion, may ratify the related person transaction at the next meeting of the audit committee, or at the next meeting following the date that the related person transaction comes to the attention of our general counsel. Our general counsel, however, may present a related person transaction arising in the time period between meetings of the audit committee to the chair of the audit committee, who will review and may approve the related person transaction, subject to ratification by the audit committee at the next meeting of the audit committee.

In addition, any related person transaction previously approved by the audit committee or otherwise already existing that is ongoing in nature will be reviewed by the audit committee annually to ensure that such related person transaction has been conducted in accordance with the previous approval granted by the audit committee, if any, and that all required disclosures regarding the related person transaction are made.

Transactions involving compensation of executive officers will be reviewed and approved by the compensation committee in the manner specified in the charter of the compensation committee.

A related person transaction reviewed under this policy will be considered approved or ratified if it is authorized by the audit committee in accordance with the standards set forth in this policy after full disclosure of the related person’s interests in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of business;

•	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

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any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee will review all relevant information available to it about the related person transaction. The audit committee may approve or ratify the related person transaction only if the audit committee determines that, under all of the circumstances, the transaction is in or is not inconsistent with our best interests. The audit committee may, in its sole discretion, impose conditions as it deems appropriate on us or the related person in connection with approval of the related person transaction.

INFORMATION ABOUT EXECUTIVE OFFICERS

Background Information

Brief biographies of our executive officers as of October 10, 2008 follow.

Robert S. Keane President, Chief Executive Officer and Chairman of the Board of Directors	Mr. Keane is the founder of VistaPrint and has served as our President and Chief Executive Officer and Chairman of our Board of Directors since he founded the Company in January 1995. From 1988 to 1994, Mr. Keane was an executive at Flex-Key Corporation, an OEM manufacturer of keyboards, displays and retail kiosks used for desktop publishing, most recently as General Manager. Mr. Keane earned an A.B. in economics from Harvard College in 1985 and his M.B.A. from INSEAD in Fontainebleau, France in 1994. Mr. Keane is 45 years old.

Wendy Cebula President, VistaPrint North America	Ms. Cebula has served as President of VistaPrint’s North American business unit since May 2008. From January 2007 through May 2008, Ms. Cebula served as Executive Vice President and Chief Operating Officer. From October 2002 to January 2007, Ms. Cebula served as our Chief Information Officer. Before joining VistaPrint in October 2000, Ms. Cebula served as director of database marketing and analysis at MotherNature.com, an online provider of personal health care products. She also spent three years working in marketing analytics and management at Partner’s First, a direct to consumer financial services company. Ms. Cebula earned a B.S. degree in Finance at Rochester Institute of Technology. Ms. Cebula is 37 years old.

Michael Giannetto Chief Financial Officer, effective September 2008	Mr. Giannetto has served as Chief Financial Officer since September 2008. From May 2003 through August 2008, Mr. Giannetto served as our Senior Vice President of Finance. Before joining VistaPrint, from May 2001 to May 2003 Mr. Giannetto was the corporate controller at ePresence, a publicly-traded technology consulting company. Prior to that, Mr. Giannetto spent 14 years in the finance operations of Data General, a mini-computing and storage company which was acquired by EMC Corporation, an information infrastructure firm, in 1999. Among other roles, he served as the controller for Latin America and Canada operations at EMC Corporation and the director of corporate planning and accounting at Data General. Mr. Giannetto holds a B.S. in Accountancy from Bentley College and an M.B.A. from Babson College. Mr. Giannetto is 45 years old. Mr. Giannetto was not a named executive officer in our 2008 fiscal year, so discussion regarding his compensation for fiscal year 2008 is not included under the caption “Executive Compensation.”

Janet Holian President, VistaPrint Europe	Ms. Holian has served as President of VistaPrint’s European business unit since May 2008. From July 2000 through May 2008, Ms. Holian served as Executive Vice President and Chief Marketing Officer of VistaPrint USA, Incorporated. From January 1999 to June 2000, Ms. Holian served as Vice President, Corporate Marketing at Andover.Net, a Linux and Open Source technology portal. Prior to joining Andover.Net, Ms. Holian held the positions of Vice President of Marketing at PersonalAudio, Inc. and Director of Worldwide Marketing at MicroTouch Systems Inc. Ms. Holian earned her B.A. in economics and business from Westfield State College in 1981 and completed the Tuck Executive Program at the Amos Tuck School of Business at Dartmouth College in 1995. Ms. Holian is 48 years old.

Harpreet Grewal Former Executive Vice President and Chief Financial Officer	Mr. Grewal served as our Executive Vice President and Chief Financial Officer from October 2006 through September 2, 2008. Mr. Grewal ceased to be our Chief Financial Officer effective September 2, 2008.

Anne Drapeau Former Executive Vice President and Chief People Officer	Ms. Drapeau served as our Executive Vice President and Chief People Officer from September 2005 through August 8, 2008. Ms. Drapeau ceased to be Chief People Officer effective August 8, 2008.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview and Context

Our success is dependent on our ability to attract and retain top talent, and to motivate that talent to achieve outstanding short and long term performance. We seek to build a strong leadership team that shares a compelling, common vision for our future, that is capable of leading the organization to achieve aggressive financial and operational targets, and that will identify and execute opportunities to profitably expand our business.

Our Compensation Committee is responsible for establishing the compensation and perquisites of our executive officers, including the executives identified in the Summary Compensation table on page 30, whom we refer to as our named executive officers. The Compensation Committee currently consists of George Overholser and Louis Page, both of whom constitute “independent directors” as defined under NASDAQ rules. The Compensation Committee carries out its responsibilities as defined by the Compensation Committee charter adopted by the Board of Directors. The Compensation Committee charter is available on our website at www.vistaprint.com under the heading “Investor Relations.” The Compensation Committee establishes VistaPrint’s compensation philosophy and programs and exercises oversight with respect to the payment of annual salaries, bonuses, equity-based compensation and benefits to directors and executive officers.

Compensation Philosophy, Guiding Principles and Background

The Company’s compensation philosophy is based on the following guiding principles:

•	Enable us to attract and retain superior talent.

•	Provide desirable incentives to motivate people toward their highest performance.

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Reward extraordinary performance with compensation that is correspondingly significantly above peer averages. Conversely, provide mechanisms that result in compensation below peer averages in the absence of extraordinary performance.

•	Promote fair and equitable treatment relative to rewards, considering both internal and external comparisons.

•	Link the amount of at-risk compensation and an individual’s ability to influence performance outcomes.

•	Seek to minimize implementation expense and maximize simplicity of compensation programs where possible, while not significantly compromising other guiding principles of our compensation philosophy.

•	Evaluate and refine all compensation programs in light of the company’s strategic direction and life-cycle stage, the practices of peers and the overall affordability of compensation packages.

Compensation Committee Approach

Each year, the Compensation Committee conducts a review of our executive compensation program, which includes a review and detailed competitive analysis performed by an independent compensation consultant. The Compensation Committee selected the firm DolmatConnell & Partners as the compensation consultant in fiscal year 2008. The Compensation Committee directly negotiated the proposal and statements of work and, with the support of VistaPrint employees, managed the relationship with the consultant. DolmatConnell was charged with, among other things, conducting the competitive assessment of our executive compensation package. DolmatConnell conducted detailed interviews with the Compensation Committee, the CEO, the executive team, and key leaders in our finance, human resources and legal organizations to gather historical data and insight into our compensation practices.

In its review, DolmatConnell analyzed base salary, target total cash compensation, actual total cash compensation, long-term incentive compensation, target total direct compensation and actual total direct compensation of the named executive officers as compared to two peer groups of companies. DolmatConnell developed, with Compensation Committee oversight, a “primary” comparison peer group consisting of publicly traded firms based upon annual revenue, industry, rate of growth, and market capitalization comparable to those of VistaPrint at the time of review. DolmatConnell also developed a second “aspirational” comparison peer group, consisting of companies whose annual revenues, growth rates and market capitalizations that would be comparable to VistaPrint in the future if VistaPrint achieved its current business objectives. The Compensation Committee reviewed the analysis of the aspirational peer group in order to forecast future compensation trends that may be applicable to us if we continue to experience growth rates similar to those we experienced in the past. The Compensation Committee considered the findings and recommendations of DolmatConnell as it determined named executive officer compensation for fiscal 2008 and based its determination of compensation packages upon the review of the primary peer group of similar sized firms. The primary peer group of the aspirational group consists of: Akamai Technologies, Inc., Ariba, Inc., Blue Nile, Inc., Choicepoint, Inc., CNET Networks, Inc., Digital River, Inc., Equinix, Inc., Fair Isaac Corp., Global Payments, Inc., Monster Worldwide, Inc., Netflix, Inc., Open Text, Corp., priceline.com Inc., RealNetworks, Inc., and SAVVIS, Inc.

The Compensation Committee believes that our executive compensation program provides an overall level of compensation that is competitive with the level of compensation of companies of similar size, complexity, revenue and growth potential, and that the executive compensation program also reflects the desired caliber, level of experience and performance of our executive team.

Compensation Components for Executives

The principal elements of our executive compensation program for named executive officers consist of base salary, cash bonus, non-qualified share options and restricted share units. Named executive officers also participate in the standard health and welfare benefits applicable to all of our employees, including matching contributions to a defined contribution (401(k)) retirement plan, health insurance benefits, and contributions toward life and disability insurance premiums. We also reimburse the CEO for the expense of a health club membership.

The Compensation Committee has established a “pay-for-performance” model for our named executive officers, with the total compensation package heavily weighted toward equity compensation. For fiscal 2008, target cash compensation (base salary plus target cash bonus) approximates the 30th to 40th percentiles of the primary peer group. If the established quarterly and annual targets are exceeded, actual cash compensation (base salary plus actual cash bonus) approximates the 45th to 55th percentile of this peer group. Total target direct compensation levels (base salary plus target cash bonus plus target annual equity incentives) approximate the 70th to 80th percentiles of the peer group. Outstanding long term performance could result in actual compensation in the 90th percentile or above.

Cash Compensation

Base Salary

Base salary is used to recognize the experience, skills knowledge and responsibilities of all employees, including our executives. The Compensation Committee established base salary compensation levels for named executive officers based on external market data and overall compensation philosophy. To establish base salaries for fiscal 2008, the Committee reviewed DolmatConnell’s recommendations with respect to the salary compensation of officers with comparable qualifications, experience and responsibilities at companies in the primary peer group. The Committee set the CEO’s base salary based on its analysis of the primary peer group data. The Committee also reviewed peer data for base salary levels for each of the executive officers. For fiscal

2008, the Committee chose to take an egalitarian approach to setting the cash compensation levels for the named executive officers directly reporting to the CEO, such that all named executive officers received the same base salary. This approach was chosen for several reasons: to create a sense of team, to demonstrate that we value the contribution of each of our executive leaders, and for simplicity.

Incentive Bonuses

The cash incentive bonus plan is designed to reward executives for the achievement of quarterly and annual financial goals, specifically, revenue growth and earnings per share growth. Revenue growth and earnings per share growth targets are set annually as part of our comprehensive strategic planning and budgeting process. The Compensation Committee believes the target goals are highly challenging yet achievable. Target bonus levels are set by the Compensation Committee based on analysis of primary peer group data and based on our pay-for-performance philosophy. Bonuses are based 50% on the achievement of target revenue growth and 50% based on the achievement of earnings per share growth. The plan allows for a maximum payout of 250% of the target bonus if both revenue growth and earnings per share growth (excluding share-based compensation) targets are exceeded by significant margins. If either revenue growth or earnings per share performance falls short of target levels by a determined margin, the actual bonus payout is zero. Although each executive officer is eligible to receive an award under the plan, the granting of the awards to any individual or the officers as a group is entirely at the discretion of our Compensation Committee. The following table sets forth the target bonus levels for executive officers that the Compensation Committee established for fiscal 2008:

Name	Target Bonus as a Percentage of Base Salary (%)	Target Bonus ($)
Robert Keane	103.75%	$415,000
Wendy Cebula	60%	$150,000
Anne Drapeau	60%	$150,000
Harpreet Grewal	60%	$150,000
Janet Holian	60%	$150,000

For fiscal 2008, the target cash bonus levels and their performance measures were the same for each named executive officer directly reporting to the CEO, which resulted in identical actual payouts for those officers. This approach was intended to align executive compensation for named executive officers with the same financial goals and to promote teamwork.

Equity-Based Compensation

Overview and Background

The equity award program is the primary vehicle for offering long-term incentives and is a key retention tool. Executives and employees may be granted equity compensation both at the time of hire and annually as part of a retention grant program. We currently use two equity-based compensation vehicles: time-based vesting share options and time-based vesting restricted share units. The value of the equity grants made to named executive officers is determined by evaluating the peer group analysis and identifying the grant value required to ensure that total target direct cash and equity compensation is in the 70-80th percentile range. In general, grants made to the CEO are in the form of share options. The Committee believes that granting share options is an effective way to motivate the CEO to manage the company in a manner that is consistent with our long term interests and those of our shareholders, as such compensation is fully at risk with share options generating returns for the CEO only if our share price increases. In fiscal 2008, the Committee provided equity grants to named executive officers other than the CEO in the form of restricted share units. This incentive vehicle also aligns the interests of the executive team with those of shareholders, as the value of the restricted share unit increases as our share price increases while balancing the volatility risk by providing the officer with the opportunity to receive VistaPrint common shares on the date the applicable vesting period lapses so long as the officer continues to be employed by us. To reflect the more balanced risk profile of our restricted share units, the Committee granted fewer restricted share units than if share options had been granted, which allows us to more efficiently deliver incentive compensation by reducing the number of shares issued under our incentive compensation plans.

New executive hires are generally offered restricted share units at the time of hire. The Compensation Committee has also determined that all non-executive employees are eligible to receive restricted share units at the time of hire. Some non-executive employees are also eligible to receive additional restricted share unit grants as part of the annual retention grant program.

While share prices may reflect corporate performance over the long-term, the Compensation Committee recognizes that other factors, such as general economic conditions and varying attitudes among investors toward the stock market in general, and specific industries and/or companies in particular, may significantly affect share prices at any point in time. Accordingly, the annual base salary and cash bonus components of the executive compensation program emphasize current company performance and the realization of defined financial objectives that are independent of short-term fluctuations in share price, which may be affected by general stock market conditions and other factors beyond the control of our named executive officers.

Share Awards Granted

Share Options and Restricted Share Units for Executives

Equity compensation is a significant portion of each named executive officer’s total direct compensation package. Share options and restricted share units are granted to our named executive officers based on assessment of past performance, the importance of retaining their services, the potential for their performance to help us attain long-term goals, and competitive peer group data. The Compensation Committee worked with DolmatConnell to analyze the competitive practices of the primary peer group to determine individual share option and restricted share unit awards. Share options are granted with an exercise price equal to the closing price of the Company’s common shares on the date of grant. Both share options and restricted share units vest ratably over a four year period.

Restricted Share Units for Employees

The framework for providing restricted share units to employees follows a similar methodology to equity grants to executives and is based upon market practices for our industry, size and geographic locations. Time-vested restricted share units are intended to align the employees’ interests with those of our shareholders and serve as a retention tool. The restricted unit awards vest ratably over a four year period.

Timing of Grants

Share option awards to our named executive officers are granted annually in conjunction with the review of their individual performance and the independent consultant’s compensation study. The intent is to conduct this review at the regularly scheduled meeting of the Compensation Committee, held in conjunction with the quarterly Board of Directors meeting in April or May of each year. Fiscal 2008 grants were made at the May 2008 Compensation Committee meeting. Future annual grants are expected to be made in April or May of the given fiscal year. Restricted share unit grants to employees who are not named executive officers typically are made during the company performance review cycle which concludes in June each year.

Employee Benefit Programs

The Compensation Committee has specifically chosen to provide named executive officers with the same health and welfare benefits provided to other US-based employees. The Compensation Committee believes that all US-based employees should have access to similar levels of health and welfare benefits. Participation in the plans offered requires employee contributions at an industry standard or better rate. As such, named executive officers have the opportunity to participate in our medical, dental, vision, and disability plans. Additionally, they are also offered the same flexible spending accounts, group life and accidental death and dismemberment insurance as those offered to all employees. They may also participate in the 401(k) plan which provides a company match of up to 50% on the first 6% of the participant’s annual salary that is contributed, with company matching contributions vesting ratably over a four year period.

Perquisites

Executives generally are not entitled to benefits that are not otherwise available to all other employees that work in our US subsidiary. In fiscal 2008 the only perquisite offered to our named executive officers was reimbursement for health club membership fees for the CEO. This perquisite historically has been granted to the CEO for many years and the cost of this benefit constitutes an extremely small percentage of the CEO’s total compensation.

Executive Retention and Other Agreements

We have entered into executive retention agreements with each of the following individuals who were named executive officers as of October 10, 2008:

•	Robert S. Keane, President and Chief Executive Officer;

•	Janet Holian, President, VistaPrint Europe

•	Wendy Cebula, President, VistaPrint North America; and

•	Michael Giannetto, Chief Financial Officer

Mr. Keane’s executive retention agreement provides that, in the event his employment is terminated by us without cause, as defined in his executive retention agreement, or he terminates his employment for good reason, as defined in his executive retention agreement, he will receive severance payments equal to one year’s salary and bonus, based upon the highest annual salary and bonus paid or payable to Mr. Keane during the five-year period prior to his termination, and all other employment related benefits for one year following such termination. Mr. Keane’s executive retention agreement also provides that, upon a change of control, as defined in the executive retention agreement, all share awards granted to Mr. Keane will accelerate and become fully vested and, if Mr. Keane’s employment is subsequently terminated following the change of control by the successor company without cause or Mr. Keane terminates his employment for good reason, he will have one year from the date of termination in which to exercise certain of the unexercised options he holds. In addition, if Mr. Keane is required to pay any excise tax pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, as a result of compensation payments made to him, or benefits obtained by him (including the acceleration of options) resulting from a change in ownership or control of VistaPrint, we are required to pay him an amount, referred to as a gross-up payment, equal to the amount of such excise tax plus any additional taxes attributable to such gross-up payment.

The executive retention agreements with Ms. Holian, Ms. Cebula and Mr. Giannetto provide that, in the event the executive’s employment is terminated by us without cause, as defined in the executive retention agreements, or by the executive for good reason, as defined in the executive retention agreements, prior to a change of control, as defined in the executive retention agreements, the executive will receive severance payments equal to six months’ salary and bonus, based upon the highest annual salary and bonus paid or payable to the executive during the five-year period prior to termination, and all other employment related benefits for six months following such termination. These executive retention agreements also provide that, upon a change of control of the company, all share awards granted to the executive will accelerate and become fully vested. In addition, if the executive’s employment is terminated by the successor company following the change of control without cause or by the executive for good reason, the severance payment to the executive is increased to one year’s salary and bonus and benefit continuation, and the executive will have one year from the date of termination to exercise certain of the unexercised options he or she holds. In addition, if the executive is required to pay any excise tax pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, as a result of compensation payments made to him, or benefits obtained by the executive (including the acceleration of options) resulting from a change in ownership or control of VistaPrint, we are required to pay the executive an amount, referred to as a gross-up payment, equal to the amount of such excise tax plus any additional taxes attributable to such gross-up payment.

In addition, our former Chief Financial Officer, Mr. Grewal, and our former Chief People Officer, Ms. Drapeau, previously had retention agreements identical to those of Ms. Holian, Ms. Cebula and Mr. Giannetto described above. On April 3, 2008, Ms. Drapeau’s retention agreement was cancelled and replaced with a transition agreement. This transition agreement is described in the Transition Agreements sections of this document. On May 13, 2008, Mr. Grewal’s retention agreement was cancelled and replaced with a transition agreement. This transition agreement is also described in the Transition Agreements section of this document.

The following table sets forth information on the potential payments to Named Executive Officers upon termination or change in control of the Company, assuming the termination or change of control took place on June 30, 2008. Note that, as discussed above, Mr. Grewal’s and Ms. Drapeau’s retention agreements were not in effect on June 30, 2008 and neither would have received any payments upon termination of their employment, other than pursuant to their transition agreements described below. Mr. Giannetto does not appear on the table below because he was not a named executive officer during our 2008 fiscal year. The actual amounts that would be paid to any named executive officer can only be determined at the time of actual termination of employment or change in control and would vary from the amount listed below.

Name	Cash Payment ($)(1)	Accelerated Vesting of Share Awards ($)(2)	Accelerated Vesting of Restricted Shares ($)(3)	Welfare Benefits ($)(4)	Tax Gross Up Payment ($)(5)	Total ($)
Robert S. Keane
• Termination Without Cause or With Good Reason	1,123,359	—	—	19,351	—	1,142,710
• Change in Control	—	2,777,631	—	—	4,344,500	7,122,131
Wendy Cebula
• Termination Without Cause or With Good Reason prior to Change in Control	255,728	—	—	8,697	—	264,425
• Change in Control	—	554,813	1,664,472	—	3,471,189	5,690,474
• Change in Control w/ Termination Without Cause or With Good Reason	511,455	554,813	1,664,472	8,697	3,471,189	6,210,626
Janet Holian
• Termination Without Cause or With Good Reason prior to Change in Control	255,728	—	—	6,220	—	261,948
• Change in Control	—	1,456,688	1,664,472	—	4,881,814	8,002,974
• Change in Control w/ Termination Without Cause or With Good Reason	511,455	1,456,688	1,664,472	6,220	4,881,814	8,520,649

(1)	Amounts in this column reflect salary and bonus earned as of June 30, 2008.

(2)	Amounts in this column represent the value of share options upon the triggering event described in the first column. The value of share options is based on the difference between the exercise price of the options and $26.76 which is the closing price of our common shares on the last trading day of fiscal 2008, June 30, 2008.

(3)	Amounts in this column represent the value of restricted shares upon the triggering event described in the first column, based on a closing price of our common shares of $26.76 on the last trading day of fiscal 2008, June 30, 2008.

(4)	Amounts reported in this column represent the estimated cost of providing employment related benefits during the period the named executive officer is eligible to receive those benefits as provided in the applicable executive retention agreement.

(5)	This estimate is based on assumed values in the table.

Each executive officer has signed nondisclosure, invention assignment and non-competition and non-solicitation agreements providing for the protection of our confidential information and ownership of intellectual property developed by such executive officer and post-employment non-compete and non-solicitation provisions.

We have also entered into indemnification agreements with Ms. Cebula, Ms. Drapeau, Mr. Giannetto, Mr. Grewal and Ms. Holian and which provide such executive with indemnification comparable to that provided under our Amended and Restated Bye-Laws.

Transition Agreements

On May 13, 2008, we entered into a transition agreement with Harpreet Grewal, our former Executive Vice President and Chief Financial Officer, in connection with Mr. Grewal tendering his resignation, effective October 2, 2008. Pursuant to the transition agreement, Mr. Grewal continued to be employed by us as Chief Financial Officer through September 2, 2008, on which date he resigned as Executive Vice President Chief Financial Officer and was employed by us through October 2, 2008. The transition agreement further provides that Mr. Grewal will perform limited consulting services for us through July 2, 2009. Mr. Grewal continued to receive the same level of pay and benefits, including base salary, bonus and vesting of outstanding options and restricted share units, that he was entitled to immediately prior to the execution of the transition agreement through October 2, 2009; provided that his annualized base salary increased to $280,000 and his annual target bonus increased to $170,000 effective July 1, 2008. Mr. Grewal will not receive any additional compensation for rendering consulting services pursuant to the transition agreement.

Upon termination of his employment, Mr. Grewal became entitled to receive severance benefits equal to $180,000, plus an additional amount equal to $112,500 multiplied by the applicable yearly payout rate for fiscal year 2008 under our Executive Officer Fiscal Year 2008 bonus plan, less $5,000 multiplied by the applicable quarterly payout rate for the first quarter of fiscal year 2009 under our Executive Officer Fiscal Year 2009 bonus plan. The share options granted to Mr. Grewal in October 2006 and March 2007, for an aggregate of 139,714 common shares, ceased vesting as of the date of termination of Mr. Grewal’s employment and the unvested options as of such date were forfeited. On October 2, 2008, the vesting of the restricted share units granted to Mr. Grewal in October 2006, for an aggregate of 100,000 common shares, accelerated such that the number of common shares that would have vested as of October 2, 2009 were fully vested as of the date of termination of Mr. Grewal’s employment. The balance of the common shares issuable in connection with such restricted share unit were forfeited as of such termination date.

On April 3, 2008, we entered into a transition agreement with Anne S. Drapeau, our former Executive Vice President and Chief People Officer, in connection with Ms. Drapeau tendering her resignation effective September 30, 2008. Pursuant to the Transition Agreement, Ms. Drapeau was employed by us on a full-time basis through September 30, 2008 and received the same level of pay and benefits, including base salary, bonus and vesting of outstanding options, through September 30, 2008 that she was entitled to immediately prior to the execution of the transition agreement. Ms. Drapeau ceased serving as our Executive Vice President and Chief People Officer effective August 8, 2008. Ms. Drapeau is presently working with us as a part-time employee through December 31, 2008. In the event we terminate Ms. Drapeau’s employment other than for cause prior to December 31, 2008, any of Ms. Drapeau’s outstanding, unvested options that would have vested on or before December 31, 2008 but for such termination of employment shall become immediately exercisable in full.

The Role of Company Executives in the Compensation Process

Although the compensation process is managed and driven and decisions are made by the Compensation Committee, the views of certain named executive officers are taken into account in connection with setting the compensation of other named executive officers. The CEO makes initial recommendations with respect to named executive officers other than himself. Other named executive officers, as well as other employees of the Company, also participate in the preparation of materials presented to or requested by the Compensation Committee for use and consideration at Compensation Committee meetings.

Chief Executive Officer Compensation

Mr. Keane’s compensation as CEO was set by the Compensation Committee by renaming and analyzing the total compensation and the components of total compensation, offered to the chief executive officers at those companies in our primary peer group, and the Compensation Committee also assesses our CEO’s performance across a range of criteria, including leadership of the company, maintenance of business ethics and effective governance, our revenue and profit growth, strategic planning and new product development and enhancement of shareholder value. For fiscal 2008, the Compensation Committee targeted total target cash compensation for our CEO at the 30th - 40th percentile of the primary peer group companies, and total target direct cash and equity compensation at the 80th percentile of the total target cash and equity compensation for chief executive officers of companies in our primary peer group, consistent with the compensation philosophy outlined above. The CEO’s base salary was set at $400,000 annually commencing July 1, 2007. The Compensation Committee set the CEO’s target bonus opportunity at $415,000, or 103.75% of base salary for fiscal 2008. The Compensation Committee granted the CEO share options to purchase 333,318 common shares at an exercise price of $34.87, which was equal to the fair market value of our common shares on May 2, 2008, the date of grant. The Compensation Committee reviews the CEO’s total compensation package on an annual basis and analyzes it in view of competitive data provided by the independent compensation consultant as described above and our performance for the fiscal year.

Share Ownership Guidelines

We encourage, but do not require, our named executive officers and directors to own our common shares.

Section 162(m)

The United States Internal Revenue Service, pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction for compensation in excess of $1.0 million paid to our chief executive officer and to each other officer (other than the chief executive officer and chief financial officer) whose compensation is required to be reported to our stockholders pursuant to the Exchange Act by reason of being among our three most highly paid executive officers. This deduction limitation can apply to compensation paid by U.S. subsidiaries of VistaPrint. Qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met. The compensation committee reserves the right to use its judgment to authorize compensation payments that may be subject to the Section 162(m) limitation when it believes that such payments are appropriate and in the best interests of VistaPrint and its stockholders, after taking into account changing business conditions or the officer’s performance. Although the compensation committee considers the impact of Section 162(m) when administering VistaPrint’s long-term compensation plans, it does not make decisions regarding executive compensation based solely on the expected tax treatment of such compensation. As a result, the compensation committee may deem it appropriate at times to forego qualified performance based compensation under Section 162(m) in favor of awards that may not be fully tax-deductible by VistaPrint’s subsidiaries.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on the Compensation Committee’s review and discussions with management, the Compensation Committee recommended to the Board of Directors and the Board of Directors has agreed that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee of the

Board of Directors of VistaPrint Limited

George Overholser

Louis Page

SUMMARY COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the compensation earned in the last fiscal year by:

(i)	all individuals serving as our principal executive officer or acting in a similar capacity during the fiscal year ended June 30, 2008;

(ii)	all individuals serving as our principal financial officer or acting in a similar capacity during the fiscal year ended June 30, 2008; and

(iii)	our other three most highly compensated executive officers who were serving as executive officers at June 30, 2008 (whom we refer to collectively with (i) and (ii) above, as Named Executive Officers).

Name and Principal Position	Year	Salary ($)		Bonus ($)(6)	Share Awards ($)(7)	Option Awards ($)(7)	Non-Equity Incentive Plan Compensation ($)(8)	All Other Compensation ($)		Total ($)
Robert Keane, President, Chief Executive Officer and Chairman of the Board(1)	2008 2007	400,000 337,050		— —	— —	1,190,173 408,125	723,359 562,960	1,446 1,425	(9) (9)	2,314,978 1,309,561

Harpreet Grewal,	2008	250,000		—	764,966	568,204	261,455	6,750	(10)	1,851,375
Executive Vice President and Chief Financial Officer(2)	2007	168,750	(11)	100,000	495,523	255,866	213,792	6,600	(10)	1,317,931

Wendy Cebula, President, VistaPrint North America(3)	2008 2007	250,000 212,404		— —	81,903 —	295,863 281,198	261,455 220,473	6,750 6,600	(10) (10)	895,971 720,675

Anne Drapeau, Executive Vice President and Chief People Officer(4)	2008 2007	250,000 225,000		— —	— —	491,257 394,156	261,455 285,056	6,750 6,600	(10) (10)	1,009,462 910,812

Janet Holian, President VistaPrint Europe(5)	2008 2007	250,000 225,000		— —	81,903 —	295,863 281,198	261,455 285,056	6,750 6,600	(10) (10)	895,971 797,854

(1)	Mr. Keane did not receive any compensation in connection with his service as a director or as Chairman of the Board.

(2)	Mr. Grewal tendered his resignation as Executive Vice President Chief Financial Officer effective as of September 2, 2008.

(3)	Prior to May 2008, Ms. Cebula served as Executive Vice President and Chief Operating Officer.

(4)	Ms. Drapeau tendered her resignation as Executive Vice President and Chief People Officer effective as of August 8, 2008.

(5)	Prior to May 2008, Ms. Holian served as Executive Vice President and Chief Marketing Officer.

(6)	Performance based incentive payments to the Named Executive Officers are made pursuant to non-equity incentive plans and therefore are not characterized as “Bonus” payments for the fiscal years ended June 30, 2007 and June 30, 2008, and are thus included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. The amount shown for Mr. Grewal for fiscal 2007 represents a sign on bonus paid on October 31, 2006.

(7)	The amounts reported in this column represent the dollar amount we recognized for financial statement reporting purposes in fiscal 2008 and fiscal 2007, as applicable related to all outstanding share based awards pursuant to SFAS 123R. Assumptions used in the calculations for these amounts are included in Note 2 to our 2008 Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2008.

(8)

The amounts reported in this column represent amounts earned during fiscal 2008 under our Executive Officer Fiscal Year 2008 Bonus Plan and during fiscal 2007 under our Executive Officer Fiscal Year 2007 Bonus Plan. For additional information regarding these awards see “Compensation Discussion and Analysis –Incentive

Bonuses.” The amounts were paid quarterly in fiscal 2008 and fiscal 2007 in accordance with the terms of the Executive Officer Fiscal Year 2008 Bonus Plan and the Executive Officer Fiscal Year 2007 Bonus Plan, as applicable.

(9)	The amounts reported in this column represent payment of health club membership fees.

(10)	The amounts reported in this column represent the matching contributions under VistaPrint USA’s 401(k) deferred savings retirement plan.

(11)	The amount represents salary paid to Mr. Grewal in fiscal 2007 from October 2, 2006, the date he commenced employment, through June 30, 2007, the last full day of fiscal 2007.

Grants of Plan-Based Awards in the Fiscal Year Ended June 30, 2008

The following table contains information regarding plan-based awards granted to each of the Named Executive Officers during the fiscal year ended June 30, 2008.

Grants of Plan-based Awards

Name	Grant Date	All Other Share Awards: Number of Shares or Share Units (2)(#)	All Other Option Awards: Number of Securities Underlying Options (3)(#)	Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Share and Option Awards ($)(1)

Robert Keane	5/2/2008	—	333,318	34.87	(4)	191,883

Harpreet Grewal	—	—	—	—		—

Wendy Cebula	5/2/2008	62,200	—	—		81,903

Anne Drapeau	—	—	—	—		—

Janet Holian	5/2/2008	62,200	—	—		81,903

(1)	The amounts reported in this column represent the grant date fair value for each share-based award computed in accordance with SFAS 123R. Assumptions used in the calculations for these amounts are included in Note 2 to our 2008 Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2008.

(2)	Consists of restricted share units granted under our 2005 Amended and Restated Equity Incentive Plan that vest 25% one year after the date of grant and 6.25% per quarter thereafter.

(3)	Consists of share options granted under our 2005 Amended and Restated Equity Incentive Plan that vest 25% one year after the date of grant and 6.25% per quarter thereafter.

(4)	The exercise price equals the closing price of our common shares on the NASDAQ Global Select Market on the date of grant.

As discussed above, each of our Named Executive Officers participated in a cash incentive bonus program in fiscal 2008 and fiscal 2007. Under the cash incentive bonus plans for each of fiscal 2007 and fiscal 2008 each named executive officer’s bonus was weighted as follows: 50% to achievement of Revenue targets, and 50% to achievement of earnings per share targets. Targets were based upon budge targets established by the Board of Directors. For the purposes of the bonus calculations: “Revenue” is defined as consolidated net revenue for VistaPrint Limited and all of its subsidiaries; and “earnings per share” is defined as earnings per share, on a fully diluted basis, calculated in accordance with US generally accepted accounting principles but excluding share option compensation expense determined in accordance with SFAS 123R, for the results of operations of VistaPrint Limited on a consolidated basis. No quarterly executive officer bonuses would be paid for either Revenue or earnings per share achievements if, for that quarter, either Revenue or earnings per share was less than 90% of budged goals. The bonus payments under Non-Equity Incentive Plan Compensation in the Summary Compensation Table above for fiscal 2007 and fiscal 2008 represent above target payouts on an aggregated annual basis for fiscal 2007 and fiscal 2008, respectively.

Each of the Named Executive Officers was issued the annual equity incentive grants under the 2005 Amended and Restated Equity Incentive Plan. Robert Keane was issued share options with an exercise price of $34.87 which was equal to the closing price of our common shares on May 2, 2008. In May 2008, each of the other Named Executives Officers, other than Mr. Grewal and Ms. Drapeau was issued restricted share units as part of the fiscal 2008 retention grant program. Both the share option and the restricted share unit grants vest over a four-year vesting period. The number of share options and restricted share units issued as part of the fiscal 2008 annual retention program was based upon the comprehensive competitive analysis conducted by our compensation consultant DolmatConnell and targets values that are commensurate with our primary peer group as determined by DolmatConnell. Given our compensation philosophy, more emphasis is placed upon equity compensation than cash compensation to better align the interests of our executives with the interests of the Company and our shareholders.

Outstanding Equity Awards at June 30, 2008

The following table contains information regarding unexercised options, unvested shares and equity incentive plan awards as of June 30, 2008 and the value of unexercised options, unvested shares and equity incentive plan awards that have not vested as of the end of the fiscal year ended June 30, 2008 for each of our Named Executive Officers.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Share Awards
Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise Price (1)($)	Option Expiration Date	Number of Shares or Shares Units that Have Not Vested (2)(#)	Market Value of Shares or Share Units That Have Not Vested (3)($)
	(#) Exercisable	(#) Un-exercisable
Robert Keane	150,000	—	4.11	1/28/2014
	525,000	175,000	12.33	5/31/2015
	56,896	73,154	23.31	8/4/2016
	35,904	107,714	37.51	5/15/2017
	—	333,318	34.87	5/2/2018
					—	—

Harpreet Grewal	12,900	56,250	31.28	10/31/2016
	12,428	37,286	37.51	5/15/2017
					62,500	1,672,500

Wendy Cebula	9,000	—	4.11	1/28/2014
	33,000	25,000	12.33	5/31/2015
	43,750	56,250	23.31	8/4/2016
	12,428	37,286	37.51	5/15/2017
					62,200	1,664,472

Anne Drapeau	82,500	62,500	12.00	9/29/2015
	14,691	18,890	23.31	8/4/2016
	4,833	14,500	37.51	5/15/2017
					—	—

Janet Holian	—	87,500	12.33	5/31/2015
	43,750	56,250	23.31	8/4/2016
	12,428	37,286	37.51	5/15/2017
					62,200	1,664,472

(1)

Each option has an exercise price equal to the fair market value of our common shares on the date of grant and becomes exercisable, subject to the Named Executive Officer’s continued employment with us, as to

25% one year after the date of grant and 6.25% per quarter thereafter. The expiration date of each option occurs 10 years after the date of grant of each option.

(2)	The restricted share unit becomes exercisable, subject to the Named Executive Officer’s continued employment with us, as to 25% one year after the date of grant and 6.25% per quarter thereafter. The expiration date of each unit occurs 10 years after the date of grant of such restricted share unit.

(3)	The market value of the restricted shares units is determined by multiplying the closing market price of our common shares on the NASDAQ Global Select Market on June 30, 2008, the last trading day of fiscal 2007, or $26.76, by the number of restricted share units.

Option Exercises and Shares Vested

The following table contains information with respect to option exercises and vesting of restricted share units on an aggregated basis during fiscal 2008 for each of our Named Executive Officers.

	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (1)($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (2)($)

Robert Keane	—	—	—	—
Harpreet Grewal	20,850	209,946	37,500	1,454,688
Wendy Cebula	35,000	893,762	—	—
Anne Drapeau	25,000	805,150	—	—
Janet Holian	101,583	2,761,054	—	—

(1)	Represents the net amount realized from all option exercises during fiscal 2008. In cases involving an exercise and immediate sale, the value was calculated on the basis of the actual sale price. In cases involving an exercise without immediate sale, the value was calculated on the basis of our closing sale price of our common shares on the NASDAQ Global Select Market on the date of exercise.

(2)	The value realized on vesting of restricted share units is determined by multiplying the number of shares that vested by the closing sale price of our common shares on the NASDAQ Global Select Market on the date of vesting.

COMPENSATION OF DIRECTORS

The following contains information with respect to the compensation earned by directors in the fiscal year ended June 30, 2008:

Director Compensation

Name(1)	Fees Earned or Paid in Cash ($)	Share Awards (2)($)	Option Awards (2)($)	All Other Compensation (3)($)	Total ($)

Daniel Ciporin	34,500	15,624	88,980	7,216	146,320
John Gavin, Jr.	31,000	15,624	75,903	9,180	131,707
George M. Overholser	31,000	15,624	26,518	8,998	82,140
Louis Page	31,000	15,624	26,518	11,784	84,926
Richard Riley	37,500	15,624	26,518	10,084	89,726

(1)	Robert Keane is a director of our company and has been omitted from this table because he receives no compensation for serving on our board. Information regarding Mr. Keane’s compensation can be found under the caption “Summary Compensation Table.”

(2)	The amounts reported in these columns represent the grant date fair value for each share-based award computed in accordance with SFAS 123R. Assumptions used in the calculations for these amounts are included in Note 2 to our 2008 Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2008. The following are the aggregate number of restricted share units outstanding that have been granted to each of our non-employee directors as of June 30, 2008: Daniel Ciporin: 1,345; John Gavin, Jr.: 1,345; George M. Overholser: 1,345; Louis Page: 1,345; and Richard Riley: 1,345. The following are the aggregate number of option awards outstanding that have been granted to each of our non-employee directors as of June 30, 2008: Daniel Ciporin: 45,194; John Gavin, Jr.: 17,212; George M. Overholser: 45,194; Louis Page: 45,194; and Richard Riley: 45,194. All options referenced in this table were granted with an exercise price equal to the closing price of our common shares on the NASDAQ Global Select Market on the date of grant.

(3)	The amounts shown represent reimbursement for out of pocket travel expenses.

We use a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on our Board of Directors. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill-level required by us of members of our Board of Directors.

Mr. Keane was the only director during fiscal 2008 who was also an employee of VistaPrint and, since he was a Named Executive Officer, his compensation is set forth in the Summary Compensation Table under the heading “Executive Compensation.” The following is a summary of the compensation paid to non-employee directors.

Fees

In fiscal 2008, each non-employee director received an annual cash retainer of $13,000, payable in quarterly installments, plus $3,000 for each regularly scheduled meeting of our Board of Directors that the director physically attended and $10,000 annually for each committee on which the director served. Non-employee directors are also reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of our Board of Directors and its committees.

Equity Grants

On the date of each annual general meeting, each non-employee director will receive two equity grants: (i) a share option to purchase a number of common shares having a fair value equal to $50,000, up to a maximum of 12,500 shares, granted under our 2005 Non-Employee Directors’ Share Option Plan, as amended, and (ii) restricted share units having a fair value equal to $110,000.

Each newly elected or appointed non-employee director receives two equity grants upon his or her initial appointment or election to the board: (i) a share option to purchase a number of common shares having a fair value equal to $150,000, up to a maximum of 50,000 shares, granted under our 2005 Non-Employee Directors’ Share Option Plan, as amended, and (ii) restricted share units having a fair value equal to $125,000.

The directors’ options and restricted share units vest at a rate of 8.33% per quarter over a period of three years from the date of grant, so long as the director continues to serve as a director on each such vesting date. Each option and restricted share unit terminates upon the earlier of ten years from the date of grant or 90 days after the director ceases to serve as a director. The exercise price of the options granted under our 2005 Non-Employee Directors’ Share Option Plan, as amended, will be the fair market value of VistaPrint Limited common shares on the date of grant.

For the purposes of determining the number of share options and restricted share units to be granted at each annual general meeting or upon initial appointment, the fair value of each share option and restricted share unit is determined by the Board of Directors using a generally accepted option pricing valuation methodology, such as the Black-Scholes model or binomial method, with such modifications as it may deem appropriate to reflect the fair market value of the share options or restricted share units. In fiscal year 2008, we used the Black-Scholes model to determine fair market value of share options and restricted share units.

Compensation Committee Interlocks and Insider Participation

During fiscal 2008, Messrs. Overholser and Page served as members of our Compensation Committee. No member of our Compensation Committee was at any time during fiscal 2008, or formerly, an officer or employee of VistaPrint or any subsidiary of VistaPrint. No member of our Compensation Committee had any relationship with us during fiscal 2008 requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1933.

During fiscal 2008, none of our executive officers served as a member of the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of June 30, 2008 about the securities issued, or authorized for future issuance under our equity compensation plans.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by shareholders(1)	4,303,607	$19.12	2,741,890	(2)
Equity compensation plans not approved by shareholders	—	—	—

Total	4,303,607	$19.12	2,741,890	(2)

(1)	Consists of our Amended and Restated 2000-2002 Share Incentive Plan, 2005 Amended and Restated Equity Incentive Plan and 2005 Non-Employee Directors’ Share Option Plan, as amended. This column does not include an aggregate of 1,272,131 restricted share units that were unvested as of June 30, 2008.

(2)	Includes 2,529,878 shares available for future awards under our 2005 Amended and Restated Equity Incentive Plan and 212,012 shares available for future awards under our 2005 Non-Employee Directors’ Share Option Plan, as amended. No shares are available for future award under our Amended and Restated 2000-2002 Share Incentive Plan.

PROPOSAL 2—APPROVAL OF SECOND AMENDED AND RESTATED BYE-LAWS

On December 29, 2006 the Companies Amendment Act 2006 (other than Section 3), or the Amendment Act, was enacted in Bermuda. This legislation was passed with a view to modernizing the Bermuda Companies Act 1981, or the Act. The Board of Directors has approved the Second Amended and Restated Bye-laws, or the Amended Bye-laws, in light of these changes to the Act which incorporate the following principal changes to our existing Amended and Restated Bye-laws, or the Existing Bye-laws. If this proposal is not approved by our shareholders at the annual meeting, our Existing Bye-laws will continue to govern our corporate actions.

Our Board of Directors recommends that you vote FOR the approval of the Second Amended and Restated Bye-laws.

Electronic Delivery of Documents

The Amendment Act makes it possible for a Bermuda company to deliver an “electronic record” of documents to its shareholders and others via electronic mode such as e-mail or website postings. Previously we were required to deliver a hard copy of any such documents. The proposed Amended Bye-laws, if approved, will permit us to take advantage of the SEC’s new “notice and access” rules to post notices of shareholder meetings and proxy statements and other documents to be sent by electronic means. These mechanisms could help us save on printing and postage costs and may be found to be more convenient for certain of our shareholders.

Treasury Shares

The Amendment Act makes it possible for a Bermuda company to acquire its own shares, to be held as treasury shares in lieu of cancellation. Treasury shares generally represent shares that were once traded in the market but which have since been reacquired by the issuing company and are available for retirement or later reissuance. Treasury shares are considered to be issued but not outstanding, cannot be voted and accrue no dividends. Under the Amendment Act, a company continues to be able to purchase its own shares for cancellation so long as its constitutional documents so permit. The proposed Amended Bye-laws, if approved, will permit the Company to hold reacquired shares in treasury rather than canceling them following a repurchase.

Execution of Instruments without Seal

The Amendment Act makes it possible for a Bermuda company to execute deeds and other instruments without a seal using the signature of an authorized person. Previously the execution of any such documents required a corporate seal. The proposed Amended Bye-laws, if approved, will permit us to take advantage of this flexibility to execute documents without a seal by allowing any director, corporate secretary or other person authorized by the Board of Directors to sign instruments on behalf of the Company.

Flexibility in Titles and Identities of Officers

The Amendment Act removes the requirement for a Bermuda company to appoint a President/Vice President or Chairman/Deputy Chairman and also eliminates the requirement that officers be directors. The proposed Amended Bye-laws, if approved, will permit us to take advantage of this flexibility.

Indemnity

The Amendment Act clarifies the position regarding a Bermuda company’s ability to fund the costs of defending proceedings against directors and officers in circumstances where there have been allegations of fraud or dishonesty against them. The new legislation makes it clear that a company may advance monies to a director or officer of the company for the cost of defending any civil or criminal action involving allegations of fraud or dishonesty, on condition that such director or officer must repay the advanced amounts if the allegations are proved. The proposed Amended Bye-laws provide that we shall advance expenses incurred in defending any civil or criminal action for which indemnification is required under the Amended Bye-laws, upon receipt of an undertaking by the affected person to repay any such advance if the allegations of fraud or dishonesty are subsequently proved.

Text of the Proposed Second Amended and Restated Bye-laws

The proposed Second Amended and Restated Bye-laws are attached to this proxy statement as Appendix A. The summaries of the amendments are qualified in their entirety by reference to the text set forth in Appendix A, which text is hereby incorporated herein by reference.

PROPOSAL 3—RATIFICATION AND APPROVAL OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Ernst & Young LLP, independent registered public accounting firm, as our auditors for the fiscal year ending June 30, 2009. If this proposal is not approved by our shareholders at the annual meeting, our Audit Committee will reconsider its selection of Ernst & Young LLP.

Our Board of Directors recommends that you vote FOR the ratification and approval of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2009.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table presents the aggregate fees and expenses billed for services rendered by Ernst & Young LLP, our independent registered public accounting firm, for the fiscal years ended June 30, 2008 and June 30, 2007.

	Fiscal 2008	Fiscal 2007
Audit Fees and Expenses(1)(2)	$603,750	$616,000
Audit-Related Fees and Expenses(2)(3)	16,500	14,600
Tax Fees and Expenses(2)(4)	179,881	279,000
All Other Fees and Expenses	—	—

Total Fees and Expenses	$800,131	$909,600

(1)	Audit fees and expenses consisted of fees and expenses billed for the audit of our financial statements for the years ended June 30, 2008 and 2007, statutory audits of certain of our subsidiaries, and quarterly reviews of our financial statements. Audit fees for fiscal 2008 and 2007 also include fees for professional services rendered for the audits of (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting both as promulgated by Section 404 of the Sarbanes-Oxley Act.

(2)	Includes fees and expenses for services rendered during the applicable fiscal year, notwithstanding when the fees and expenses were billed.

(3)	Audit-related fees and expenses consisted of fees and expenses for services that are reasonably related to the performance of the audit and the review of our financial statements and that are not reported under “Audit Fees.” These services relate to the audit of our 401(k) plan and fees for access to certain online applications.

(4)	Tax fees and expenses consisted of fees and expenses for tax compliance (including tax return preparation), tax advice, tax planning and consultation services, and tax return preparation for expatriate employees. Tax compliance services accounted for $124,077 and $147,000 of the total tax fees billed in fiscal 2008 and 2007, respectively.

Audit Committee’s Pre-approval Policy and Procedures

The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our registered public accounting firm. We may not engage the independent registered public accounting firm to render any audit or non-audit service unless either the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. From time to time, the Audit Committee may pre-approve services that are expected to be provided to VistaPrint by the independent registered public accounting firm during the following 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also subject to a maximum dollar amount. At regularly scheduled meetings of the Audit Committee, management or the independent registered public accounting firm report to the Audit Committee regarding services actually provided to VistaPrint.

During fiscal 2008, no services were provided to VistaPrint by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

OTHER MATTERS

Our Board of Directors does not know of any other matters that may come before the annual meeting. However, if any other matters are properly presented to the annual meeting, it is the intention of the persons named as proxies to vote, or otherwise act, in accordance with their judgment on such matters.

ELECTRONIC SUBMISSION OF PROXIES FOR VOTING

If you own your common shares of record, you may submit your proxy to vote your shares over the Internet at www.proxyvote.com or telephonically by calling 1-800-690-6903 and by following the instructions on the enclosed proxy card. Proxies submitted over the Internet or by telephone must be received by 11:59 p.m. Eastern Standard Time on November 6, 2008.

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm will provide a vote instruction form to you with this proxy statement, which you may use to direct how your shares will be voted. Many banks and brokerage firms also offer the option of submitting your proxy to vote over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form.

Management hopes that shareholders will attend the meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy card in the accompanying postage-prepaid envelope (or submit your proxy to vote your shares over the Internet or by telephone). A prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Shareholders who attend the meeting may vote their shares personally even though they have sent in their proxies.

Appendix A

SECOND AMENDED AND RESTATED BYE-LAWS

of

VISTAPRINT LIMITED

I HEREBY CERTIFY that the within written Second Amended and Restated Bye-Laws are a true copy of the Second Amended and Restated Bye-Laws of VistaPrint Limited as adopted by the Shareholders thereof at the Annual General Meeting held on [                    ], 2008 with effect as of [                    ], 2008 in place of those originally adopted on 19 April 2002, as amended on 19 August 2003, further amended on 27 August 2004, further amended on 17 May 2005, and further amended on August 31, 2005.

Secretary

APPLEBY

SECOND AMENDED AND RESTATED BYE-LAWS

of

VistaPrint Limited

INTERPRETATION

1. 1.1	In these Bye-Laws, unless the context otherwise requires:

“Bermuda” means the Islands of Bermuda;

“Board” means the Board of Directors of the Company or the Directors present at a meeting of Directors at which there is a quorum;

“clear days” means, in relation to the period of a notice, that period excluding the day on which the notice is given or served, or deemed to be given or served, and the day for which it is given or on which it is to take effect;

“the Companies Acts” means every Bermuda statute from time to time in force concerning companies insofar as the same applies to the Company;

“Company” means the company incorporated in Bermuda under the name of VistaPrint Limited on 19 April 2002;

“Director” means such person or persons as shall be appointed to the Board from time to time pursuant to these Bye-Laws;

“Indemnified Person” means any Director, Officer, Resident Representative, member of a committee duly constituted under Bye-Law 99 and any liquidator, manager or trustee for the time being acting in relation to the affairs of the Company, and his heirs, executors and administrators;

“Officer” means a person appointed by the Board pursuant to Bye-Law 112 and shall not include an auditor of the Company;

“paid up” means paid up or credited as paid up;

“Register” means the Register of Shareholders of the Company and, except in Bye-Laws 33 and 34, includes any branch register;

“Registered Office” means the registered office for the time being of the Company;

“Resident Representative” means (if any) the individual (or, if permitted in accordance with the Companies Acts, the company) appointed to perform the duties of resident representative set out in the Companies Acts and includes any assistant or deputy Resident Representative appointed by the Board to perform any of the duties of the Resident Representative;

“Resolution” means a resolution of the Shareholders passed in general meeting or, where required, of a separate class or separate classes of shareholders passed in a separate general meeting or in either case adopted by resolution in writing in accordance with the provisions of these Bye-Laws;

“Seal” means the common seal of the Company and includes any authorised duplicate thereof;

“Secretary” includes a joint, temporary, assistant or deputy Secretary and any person appointed by the Board to perform any of the duties of the Secretary;

“share” means share in the capital of the Company and includes a fraction of a share;

“Shareholder” means a shareholder or member of the Company, provided that for the purposes of Bye-Laws 139-145 inclusive it shall also include any holder of notes, debentures or bonds issued by the Company;

“Specified Place” means the place, if any, specified in the notice of any meeting of the shareholders, or adjourned meeting of the shareholders, at which the chairman of the meeting shall preside;

“Subsidiary” and “Holding Company” have the same meanings as in section 86 of the Companies Act 1981, except that references in that section to a company shall include any body corporate or other legal entity, whether incorporated or established in Bermuda or elsewhere;

“these Bye-Laws” means these Second Amended and Restated Bye-Laws in their present form;

1.2	For the purposes of these Bye-Laws, a corporation which is a shareholder shall be deemed to be present in person at a general meeting if, in accordance with the Companies Acts its authorized representative is present.

1.3	Words importing only the singular number include the plural number and vice versa.

1.4	Words importing only the masculine gender include the feminine and neuter genders respectively.

1.5	Words importing persons include companies or associations or bodies of persons, whether corporate or un-incorporate.

1.6	A reference to writing shall include typewriting, printing, lithography, photography and electronic record.

1.7	Any words or expressions defined in the Companies Acts in force at the date when these Bye-Laws or any part thereof are adopted shall bear the same meaning in these Bye-Laws or such part (as the case may be).

1.8	A reference to anything being done by electronic means includes its being done by means of any electronic or other communications equipment or facilities and reference to any communication being delivered or received, or being delivered or received at a particular place, includes the transmission of an electronic record, and to a recipient identified in such manner or by such means as the Board may from time to time approve or prescribe, either generally or for a particular purpose.

1.9	A reference to a signature or to anything being signed or executed include such forms of electronic signature or other means of verifying the authenticity of an electronic record as the Board may from time to time approve or prescribe, either generally or for a particular purpose.

1.10	A reference to any statute or statutory provision (whether in Bermuda or elsewhere) includes a reference to any modification or re-enactment of it for the time being in force and to every rule, regulation or order made under it (or under any such modification or re-enactment) and for the time being in force and any reference to any rule, regulation or order made under any such statute or statutory provision includes a reference to any modification or replacement of such rule, regulation or order for the time being in force.

1.11	In these Bye-Laws:

1.11.1	powers of delegation shall not be restrictively construed but the widest interpretation shall be given thereto;

1.11.2	the word “Board” in the context of the exercise of any power contained in these Bye-Laws includes any committee consisting of one or more Directors, any Director holding executive office and any local or divisional Board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated;

1.11.3	no power of delegation shall be limited by the existence or, except where expressly provided by the terms of delegation, the exercise of any other power of delegation; and

1.11.4	except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any other body or person who is for the time being authorised to exercise it under these Bye-Laws or under another delegation of the powers.

REGISTERED OFFICE

2.	The Registered Office shall be at such place in Bermuda as the Board shall from time to time appoint.

SHARE CAPITAL

3. 3.1	The authorised share capital of the Company at the date of adoption of these Bye-Laws is U.S.$500,500.00 divided into 500,000,000 Common Shares of par value US $.001 each and 500,000 Undesignated Shares of par value US $.001 each.

3.2	Common Shares

The Common Shares shall, subject to the other provisions of these Bye-Laws, entitle the holders thereof to the following rights:

3.2.1	as regards dividend:

after making all necessary provisions, where relevant, for payment of any preferred dividend in respect of any preference shares in the Company then outstanding, the Company shall apply any profits or reserves which the Board resolves to distribute in paying such profits or reserves to the holders of the Common Shares in respect of their holding of such shares pari passu and pro rata to the number of Common Shares held by each of them;

3.2.2	as regards capital:

on a return of assets on liquidation, reduction of capital or otherwise, the holders of the Common Shares shall be entitled to be paid the surplus assets of the Company remaining after payment of its liabilities (subject to the rights of holders of any preferred shares in the Company then in issue having preferred rights on the return of capital) in respect of their holdings of Common Shares pari passu and pro rata to the number of Common Shares held by each of them;

3.2.3	as regards voting in general meetings:

the holders of the Common Shares shall be entitled to receive notice of, and to attend and vote at, general meetings of the Company; every holder of Common Shares present in person or by proxy shall on a poll have one vote for each Common Share held by him.

3.3	Undesignated Shares

The rights attaching to the Undesignated Shares, subject to these Bye-Laws generally and to Bye-Law 3.4 in particular, shall be as follows:

3.3.1	each Undesignated Share shall have attached to it such preferred, qualified or other special rights, privileges and conditions and be subject to such restrictions, whether in regard to dividend, return of capital, redemption, conversion into Common Shares or voting or otherwise, as the Board may determine on or before its allotment;

3.3.2	the Board may allot the Undesignated Shares in more than one series and, if it does so, may name and designate each series in such manner as it deems appropriate to reflect the particular rights and restrictions attached to that series, which may differ in all or any respects from any other series of Undesignated Shares;

3.3.3

the particular rights and restrictions attached to any Undesignated Shares shall be recorded in a resolution of the Board. The Board may at any time before the allotment of any Undesignated Share by further resolution in any way amend such rights and restrictions or vary or revoke its designation. A copy of any such resolution or amending resolution for the time being in force shall be annexed as an appendix to (but shall not form part of) these Bye-Laws; and

3.3.4	the Board shall not attach to any Undesignated Share any rights or restrictions which would alter or abrogate any of the special rights attached to any other class of series of shares for the time being in issue without such sanction as is required for any alteration or abrogation of such rights, unless expressly authorised to do so by the rights attaching to or by the terms of issue of such shares.

3.4	Without limiting the foregoing and subject to the Companies Acts, the Company may issue preference shares (including any preference shares created pursuant to Bye-Law 3.3) which:

3.4.1	are liable to be redeemed on the happening of a specified event or events or on a given date or dates and/or;

3.4.2	are liable to be redeemed at the option of the Company and/or, if authorised by the Memorandum of Association of the Company, at the option of the holder.

3.5	The terms and manner of the redemption of any redeemable shares created pursuant to Bye-Law 3.3 shall be as the Board may by resolution determine before the allotment of such shares and the terms and manner of redemption of any other redeemable preference shares shall be as the Board may by resolution determine, in either case, before the allotment of such shares. A copy of any such resolution of the Board for the time being in force shall be attached as an appendix to (but shall not form part of) these Bye-Laws.

3.6	The terms of any redeemable preference shares (including any redeemable preference shares created pursuant to Bye-Law 3.3) may provide for the whole or any part of the amount due on redemption to be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts.

3.7	Subject to the foregoing and to any special rights conferred on the holders of any share or class of shares, any share in the Company may be issued with or have attached thereto such preferred, deferred, qualified or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may by Resolution determine or, if there has not been any such determination or so far as the same shall not make specific provision, as the Board may determine.

4.	The Board may, at its discretion and without the sanction of a Resolution, authorise the purchase by the Company of its own shares, of any class, at any price (whether at par or above or below par), and any shares to be so purchased may be selected in any manner whatsoever, upon such terms as the Board may in its discretion determine, provided always that such purchase is effected in accordance with the provisions of the Companies Acts. The whole or any part of the amount payable on any such purchase may be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts.

4A.	The Board may, at its discretion and without the sanction of a Resolution, authorise the acquisition by the Company of its own shares, of any class, at any price (whether at par or above or below par), and any shares to be purchased may be selected in any manner whatsoever, to be held as treasury shares, upon such terms as the Board may in its discretion determine, provided always that such acquisition is effected in accordance with the provisions of the Companies Acts. The whole or any part of the amount payable on any such acquisition may be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts. The Company shall be entered in the Register as a Shareholder in respect of the shares held by the Company as treasury shares and shall be a Shareholder of the Company but subject always to the provisions of the Companies Acts and for the avoidance of doubt the Company shall not exercise any rights and shall not enjoy or participate in any of the rights attaching to those shares save as expressly provided for in the Companies Acts.

MODIFICATION OF RIGHTS

5.	Subject to the Companies Acts, all or any of the special rights for the time being attached to any class of shares for the time being issued may from time to time (whether or not the Company is being wound up) be altered or abrogated with the sanction of a resolution passed at a separate general meeting of the holders of such shares voting in person or by proxy by a majority of all issued shares of that class entitled to vote at such meeting. To any such separate general meeting, all the provisions of these Bye-Laws as to general meetings of the Company shall mutatis mutandis apply, but so that the necessary quorum shall be two or more persons holding or representing by proxy the majority of the shares of the relevant class, that every holder of shares of the relevant class shall be entitled on a poll to one vote for every such share held by him and that any holder of shares of the relevant class present in person or by proxy may demand a poll; provided, however, that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.

6.	For the purposes of this Bye-Law, unless otherwise expressly provided by the rights attached to any shares or class of shares, those rights attaching to any class of shares for the time being shall not be deemed to be altered by:

6.1	the creation or issue of further shares ranking pari passu with them;

6.2	the creation or issue for full value (as determined by the Board) of further shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them; or

6.3	the purchase or redemption by the Company of any of its own shares.

SHARES

7.	Subject to the provisions of these Bye-Laws, the unissued shares of the Company (whether forming part of the original capital or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant options over or otherwise dispose of them to such persons, at such times and for such consideration and upon such terms and conditions as the Board may determine.

7A.	Subject to the provisions of these Bye-laws, any shares of the Company held by the Company as treasury shares shall be at the disposal of the Board, which may hold all or any of the shares, dispose of or transfer all or any of the shares for cash or other consideration, or cancel all or any of the shares.

8.	The Board may in connection with the issue of any shares exercise all powers of paying commission and brokerage conferred or permitted by law. Subject to the provisions of the Companies Acts, any such commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other.

9.	Shares may be issued in fractional denominations and in such event the Company shall deal with such fractions to the same extent as its whole shares, so that a share in a fractional denomination shall have, in proportion to the fraction of a whole share that it represents, all the rights of a whole share, including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.

10.	Except as ordered by a court of competent jurisdiction or as required by law, no person shall be recognised by the Company as holding any share upon trust and the Company shall not be bound by or required in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as otherwise provided in these Bye-Laws or by law) any other right in respect of any share except an absolute right to the entirety thereof in the registered holder.

CERTIFICATES

11.	Shares may only be issued in registered form. Share certificates shall be issued by the Company unless, in respect of a class of shares or for any share held by, or by the nominee of, any securities exchange or depository or any operator of any clearance system except at the request of any such person, the Board has either for all or for some holders of such shares (who may be determined in such manner as the Board thinks fit) determined that the holder of such shares shall not be entitled to share certificates. In the case of a share held jointly by several persons, delivery of a certificate in their joint names to one of several joint holders shall be sufficient delivery to all.

12.	Share certificates shall be in such form as the Board may from time to time prescribe, subject to the requirements of the Companies Act. No fee shall be charged by the Company for issuing a share certificate.

13.	If a share certificate is defaced, lost or destroyed, it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of the costs and out of pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of defacement, on delivery of the old certificate to the Company.

14.	All certificates for share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates and other like documents) shall, except to the extent that the terms and conditions for the time being relating thereto otherwise provide, be in such form as the Board may determine, and issued either under the seal or signed by a Director, the Secretary or any person authorised by the Board for that purpose. The Board may by resolution determine, either generally or in any particular case, that any signatures on any such certificates need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any persons, or may determine that a representation of the Seal may be printed on any such certificates. If any person holding an office in the Company who has signed, or whose facsimile signature has been used on, any certificate ceases for any reason to hold his office, such certificate may nevertheless be issued as though that person had not ceased to hold such office.

15.	Nothing in these Bye-Laws shall prevent title to any securities of the Company from being evidenced and/or transferred without a written instrument in accordance with regulations made from time to time in this regard under the Companies Acts or by an appointed agent in accordance therewith, and the Board shall have power to implement any arrangements which it may think fit for such evidencing and/or transfer which accord with those regulations.

LIEN

16.	The Company shall have a first and paramount lien on every share (not being a fully paid share) for all monies, whether presently payable or not, called or payable, at a date fixed by or in accordance with the terms of issue of such share in respect of such share, and the Company shall also have a first and paramount lien on every share (other than a fully paid share) standing registered in the name of a Shareholder, whether singly or jointly with any other person, for all the debts and liabilities of such Shareholder or his estate to the Company, whether the same shall have been incurred before or after notice to the Company of any interest of any person other than such Shareholder, and whether the time for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such Shareholder or his estate and any other person, whether a Shareholder or not. The Company’s lien on a share shall extend to all dividends payable thereon. The Board may at any time, either generally or in any particular case, waive any lien that has arisen or declare any share to be wholly or in part exempt from the provisions of this Bye-Law.

17.	The Company may sell, in such manner as the Board may think fit, any share on which the Company has a lien but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of fourteen (14) days after a notice in writing, stating and demanding payment of the sum presently payable and giving notice of the intention to sell in default of such payment, has been served on the holder for the time being of the share.

18.	The net proceeds of sale by the Company of any shares on which it has a lien shall be applied in or towards payment or discharge of the debt or liability in respect of which the lien exists so far as the same is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale) be paid to the person who was the holder of the share immediately before such sale. For giving effect to any such sale, the Board may authorise some person to transfer the share sold to the purchaser thereof. The purchaser shall be registered as the holder of the share and he shall not be bound to see to the application of the purchase money, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the sale.

19. 19.1	Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any shares registered in any of the Company’s registers as held either jointly or solely by any Shareholder or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Shareholder by the Company on or in respect of any shares registered as aforesaid or for or on account or in respect of any Shareholder and whether in consequence of:

19.1.1	the death of such Shareholder;

19.1.2	the non-payment of any income tax or other tax by such Shareholder;

19.1.3	the non-payment of any estate, probate, succession, death, stamp, or other duty by the executor or administrator of such Shareholder or by or out of his estate; or

19.1.4	any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

19.2	the Company shall be fully indemnified by such Shareholder or his executor or administrator from all liability;

19.3	the Company shall have a lien upon all dividends and other monies payable in respect of the shares registered in any of the Company’s registers as held either jointly or solely by such Shareholder for all monies paid or payable by the Company in respect of such shares or in respect of any dividends or other monies as aforesaid thereon or for or on account or in respect of such Shareholder under or in consequence of any such law together with interest at the rate of fifteen percent (15%) per annum thereon from the date of payment to date of repayment and may deduct or set off against such dividends or other monies payable as aforesaid any monies paid or payable by the Company as aforesaid together with interest as aforesaid;

19.4	the Company may recover as a debt due from such Shareholder or his executor or administrator wherever constituted any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period aforesaid in excess of any dividends or other monies as aforesaid then due or payable by the Company;

19.5

the Company may, if any such money is paid or payable by it under any such law as aforesaid, refuse to register a transfer of any shares by any such Shareholder or his executor or administrator until such money and interest as aforesaid is set off or deducted as aforesaid, or in case the same exceeds the amount of any such dividends or other monies as aforesaid then due or payable by the Company, until such excess is paid to the Company.

Subject to the rights conferred upon the holders of any class of shares, nothing herein contained shall prejudice or affect any right or remedy which any law may confer or purport to confer on the Company and as between the Company and every such Shareholder as aforesaid, his estate representative, executor, administrator and estate wheresoever constituted or situate, any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

20.	The Board may from time to time make calls upon the Shareholders (for the avoidance of doubt, excluding the Company in respect of any nil or partly paid shares held by the Company as treasury shares) in respect of any monies unpaid on their shares (whether on account of the par value of the shares or’ by way of premium) and not by the terms of issue thereof made payable at a date fixed by or in accordance with such terms of issue, and each Shareholder shall (subject to the Company serving upon him at least fourteen (14) days notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares. A call may be revoked or postponed as the Board may determine.

21.	A call may be made payable by installments and shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

22.	The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

23.	If a sum called in respect of the share shall not be paid before or on the day appointed for payment thereof the person from whom the sum is due shall pay interest on the sum from the day appointed for the payment thereof to the time of actual payment at such rate as the Board may determine, but the Board shall be at liberty to waive payment of such interest wholly or in part.

24.	Any sum which, by the terms of issue of a share, becomes payable on allotment or at any date fixed by or in accordance with such terms of issue, whether on account of the nominal amount of the share or by way of premium, shall for all the purposes of these Bye-Laws be deemed to be a call duly made, notified and payable on the date on which, by the terms of issue, the same becomes payable and, in case of non-payment, all the relevant provisions of these Bye-Laws as to payment of interest, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

25.	The Board may on the issue of shares differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment.

FORFEITURE OF SHARES

26.	If a Shareholder fails to pay any call or installment of a call on the day appointed for payment thereof, the Board may at any time thereafter during such time as any part of such call or installment remains unpaid serve a notice on him requiring payment of so much of the call or installment as is unpaid, together with any interest which may have accrued.

27.	The notice shall name a further day (not being less than fourteen (14) days from the date of the notice) on or before which, and the place where, the payment required by the notice is to be made and shall state that, in the event of non-payment on or before the day and at the place appointed, the shares in respect of which such call is made or installment is payable will be liable to be forfeited. The Board may accept the surrender of any share liable to be forfeited hereunder and, in such case, references in these Bye-Laws to forfeiture shall include surrender.

28.	If the requirements of any such notice as aforesaid are not complied with, any share in respect of which such notice has been given may at any time thereafter, before payment of all calls or installments and interest due in respect thereof has been made, be forfeited by a resolution of the Board to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited shares and not actually paid before the forfeiture.

29.	When any share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the holder of the share but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice as aforesaid.

30.	A forfeited share shall be deemed to be the property of the Company and may be sold, re offered or otherwise disposed of either to the person who was, before forfeiture, the holder thereof or entitled thereto or to any other person upon such terms and in such manner as the Board shall think fit, and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Board may think fit.

31.	A person whose shares have been forfeited shall thereupon cease to be a Shareholder in respect of the forfeited shares but shall, notwithstanding the forfeiture, remain liable to pay to the Company all monies which at the date of forfeiture were presently payable by him to the Company in respect of the shares with interest thereon at such rate as the Board may determine from the date of forfeiture until payment, and the Company may enforce payment without being under any obligation to make any allowance for the value of the shares forfeited.

32.	An affidavit in writing that the deponent is a Director of the Company or the Secretary and that a share has been duly forfeited on the date stated in the affidavit shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration (if any) given for the share on the sale, re-allotment or disposition thereof and the Board may authorise some person to transfer the share to the person to whom the same is sold, re-allotted or disposed of, and he shall thereupon be registered as the holder of the share and shall not be bound to see to the application of the purchase money (if any) nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the forfeiture, sale, re-allotment or disposal of the share.

REGISTER OF SHAREHOLDERS

33.	The Register shall be kept at the Registered Office or at such other place in Bermuda as the Board may from time to time direct, in the manner prescribed by the Companies Acts. Subject to the provisions of the Companies Acts, the Company may keep one or more overseas or branch registers in any place, and the Board may make, amend and revoke any such regulations as it may think fit respecting the keeping of such registers. The Board may authorise any share on the Register to be included in a branch register or any share registered on a branch register to be registered on another branch register, provided that at all times the Register is maintained in accordance with the Companies Acts.

34.	The Register or any branch register may be closed at such times and for such period as the Board may from time to time decide, subject to the Companies Acts. Except during such time as it is closed, the Register and each branch register shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon (or between such other times as the Board from time to time determines) on every working day. Unless the Board so determines, no Shareholder or intending Shareholder shall be entitled to have entered in the Register or any branch register any indication of any trust or any equitable, contingent, future or partial interest in any share or any fractional part of a share and if any such entry exists or is permitted by the Board it shall not be deemed to abrogate any of the provisions of Bye-Law 10.

REGISTER OF DIRECTORS AND OFFICERS

35.	The Secretary shall establish and maintain a register of the Directors and Officers of the Company as required by the Companies Acts. The register of Directors and Officers shall be open to inspection in the manner prescribed by the Companies Acts between 9:00 a.m. and 5:00 p.m. in Bermuda on every working day.

TRANSFER OF SHARES

36.	Subject to the Companies Acts and to such of the restrictions contained in these Bye-Laws as may be applicable, any Shareholder may transfer all or any of his shares by an instrument of transfer in the usual common form or in any other form which the Board may approve.

37.	The instrument of transfer of a share shall be signed by or on behalf of the transferor and where any share is not fully-paid, the transferee. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof. All instruments of transfer when registered may be retained by the Company. The Board may, in its absolute discretion and without assigning any reason therefor, decline to register any transfer of any share which is not a fully-paid share. The Board may also decline to register any transfer unless:

37.1	the instrument of transfer is duly stamped (if required by law) and lodged with the Company, at such place as the Board shall appoint for the purpose, accompanied by the certificate for the shares (if any has been issued) to which it relates, and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer,

37.2	the instrument of transfer is in respect of only one class of share,

37.3	the instrument of transfer is in favour of less than five persons jointly and it is satisfied that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained.

  Subject to any directions of the Board from time to time in force, the Secretary may exercise the   powers and discretions of the Board under this Bye-Law and Bye-Laws 36 and 38. The Board may   from time to time, in its discretion, suspend the provisions of Bye-Law 37.3 in its sole discretion.

38.	If the Board declines to register a transfer it shall, within three (3) months after the date on which the instrument of transfer was lodged, send to the transferee notice of such refusal.

39.	No fee shall be charged by the Company for registering any transfer, probate, letters of administration, certificate of death or marriage, power of attorney, order of court or other instrument relating to or affecting the title to any share, or otherwise making an entry in the Register relating to any share, (except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on it in connection with such transfer or entry).

TRANSMISSION OF SHARES

40.	In the case of the death of a Shareholder, the survivor or survivors, where the deceased was a joint holder, and the estate representative, where he was sole holder, shall be the only person recognised by the Company as having any title to his shares; but nothing herein contained shall release the estate of a deceased holder (whether the sole or joint) from any liability in respect of any share held by him solely or jointly with other persons. For the purpose of this Bye-Law, estate representative means the person to whom probate or letters of administration has or have been granted in Bermuda or, failing any such person, such other person as the Board may in its absolute discretion determine to be the person recognised by the Company for the purpose of this Bye-Law.

41.	Any person becoming entitled to a share in consequence of the death of a Shareholder or otherwise by operation of applicable law may, subject as hereafter provided and upon such evidence being produced as may from time to time be required by the Board as to his entitlement, either be registered himself as the holder of the share or elect to have some person nominated by him registered as the transferee thereof. If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he shall elect to have his nominee registered, he shall signify his election by signing an instrument of transfer of such share in favour of his nominee. All the limitations, restrictions and provisions of these Bye-Laws relating to the right to transfer and the registration of transfer of shares shall be applicable to any such notice or instrument of transfer as aforesaid as if the death of the Shareholder or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer signed by such Shareholder.

42.	A person becoming entitled to a share in consequence of the death of a Shareholder or otherwise by operation of applicable law shall (upon such evidence being produced as may from time to time be required by the Board as to his entitlement) be entitled to receive and may give a discharge for any dividends or other monies payable in respect of the share, but he shall not be entitled in respect of the share to receive notices of or to attend or vote at general meetings of the Company or, save as aforesaid, to exercise in respect of the share any of the rights or privileges of a Shareholder until he shall have become registered as the holder thereof. The Board may at any time give notice requiring such person to elect either to be registered himself or to transfer the share and, if the notice is not complied with within sixty days, the Board may thereafter withhold payment of all dividends and other monies payable in respect of the shares until the requirements of the notice have been complied with.

43.	Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under Bye-Laws 40, 41 and 42.

INCREASE OF CAPITAL

44.	The Company may from time to time increase its capital by such sum to be divided into shares of such par value as the Company by Resolution shall prescribe.

45.	The Company may, by the Resolution increasing the capital, direct that the new shares or any of them shall be offered in the first instance either at par or at a premium or (subject to the provisions of the Companies Acts) at a discount to all the holders for the time being of shares of any class or classes in proportion to the number of such shares held by them respectively or make any other provision as to the issue of the new shares.

46.	The new shares shall be subject to all the provisions of these Bye-Laws with reference to lien, the payment of calls, forfeiture, transfer, transmission and otherwise.

ALTERATION OF CAPITAL

47.	The Company may from time to time by Resolution:

47.1	divide its shares into several classes and attach thereto respectively any preferential, deferred, qualified or special rights, privileges or conditions;

47.2	consolidate and divide all or any of its share capital into shares of larger par value than its existing shares;

47.3	sub-divide its shares or any of them into shares of smaller par value than is fixed by its memorandum, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived;

47.4	make provision for the issue and allotment of shares which do not carry any voting rights;

47.5	cancel shares which, at the date of the passing of the Resolution in that behalf, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so cancelled, and

47.6	change the currency denomination of its share capital.

Where any difficulty arises in regard to any division, consolidation, or sub-division under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion amongst the Shareholders who would have been entitled to the fractions, and for this purpose the Board may authorise some person to transfer the shares representing fractions to the purchaser thereof, who shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

48.	Subject to the Companies Acts and to any confirmation or consent required by law or these Bye-Laws, the Company may by Resolution from time to time convert any preference shares into redeemable preference shares.

REDUCTION OF CAPITAL

49.	Subject to the Companies Acts, its memorandum and any confirmation or consent required by law or these Bye-Laws, the Company may from time to time by Resolution authorise the reduction of its issued share capital or any share premium account in any manner.

50.	In relation to any such reduction, the Company may by Resolution determine the terms upon which such reduction is to be effected including, in the case of a reduction of part only of a class of shares, those shares to be affected.

GENERAL MEETINGS AND RESOLUTIONS IN WRITING

51.	The Board shall convene and the Company shall hold general meetings as Annual General Meetings in accordance with the requirements of the Companies Acts at such times and places as the Board shall appoint. The Board may, whenever it thinks fit, and shall, when requisitioned by shareholders pursuant to the provisions of the Companies Acts, convene general meetings other than Annual General Meetings, which shall be called Special General Meetings, at such time and place as the Board may appoint.

52. 52.1	Except in the case of the removal of auditors or Directors, anything which may be done by resolution of the Shareholders in general meeting may, without a meeting and without any previous notice being required, be done by resolution in writing, signed by all of the Shareholders or their proxies, or in the case of a Shareholder that is a corporation (whether or not a company within the meaning of the Companies Acts) on behalf of such Shareholder, being all of the Shareholders of the Company who at the date of the resolution in writing would be entitled to attend a meeting and vote on the Resolution. Such resolution in writing may be signed in as many counterparts as may be necessary.

52.2	For the purposes of this Bye-Law, the date of the resolution in writing is the date when the Resolution is signed by, or on behalf of, the last Shareholder to sign and any reference in any enactment to the date of passing of a Resolution is, in relation to a resolution in writing made in accordance with this section, a reference to such date.

52.3	A resolution in writing made in accordance with this Bye-Law is as valid as if it had been passed by the Company in general meeting or, if applicable, by a meeting of the relevant class of Shareholders of the Company, as the case may be. A resolution in writing made in accordance with this Bye-Law shall constitute minutes for the purposes of the Companies Acts and these Bye-Laws.

NOTICE OF GENERAL MEETINGS

53.	An Annual General Meeting shall be called by not less than twenty (20) clear days notice in writing and a Special General Meeting shall be called by not less than ten (10) clear days notice in writing. The notice shall specify the place, day and time of the meeting, (including any satellite meeting place arranged for the purposes of Bye-Law 57) and, the nature of the business to be considered. Notice of every general meeting shall be given in any manner permitted by Bye-Laws 134 or 135 to all Shareholders other than such as, under the provisions of these Bye-Laws or the terms of issue of the shares they hold, are not entitled to receive such notice from the Company and to each Director, and to any Resident Representative who or which has delivered a written notice upon the Registered Office requiring that such notice be sent to him or it.

54.	The accidental omission to give notice of a meeting or (in cases where instruments of proxy are sent out with the notice) the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or such instrument of proxy by, any person entitled to receive such notice shall not invalidate the proceedings at that meeting.

55.	A Shareholder present, either in person or by proxy, at any meeting of the Company or of the holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

56.	The Board may cancel or postpone a meeting of the Shareholders after it has been convened and notice of such cancellation or postponement shall be served in accordance with Bye-Law 134 upon all Shareholders entitled to notice of the meeting so cancelled or postponed setting out, where the meeting is postponed to a specific date, notice of the new meeting in accordance with Bye-Law 53.

GENERAL MEETINGS AT MORE THAN ONE PLACE

57. 57.1	The provisions of this Bye-Law shall apply if any general meeting is convened at or adjourned to more than one place.

57.2	The notice of any meeting or adjourned meeting may specify the Specified Place and the Board shall make arrangements for simultaneous attendance and participation in a satellite meeting at other places (whether adjoining the Specified Place or in a different and separate place or places altogether or otherwise) by Shareholders. The Shareholders present at any such satellite meeting place in person or by proxy and entitled to vote shall be counted in the quorum for, and shall be entitled to vote at, the general meeting in question if the chairman of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that Shareholders attending at all the meeting places are able to:

57.2.1	communicate simultaneously and instantaneously with the persons present at the other meeting place or places, whether by use of microphones, loudspeakers, audio-visual or other communications equipment or facilities; and

57.2.2	have access to all documents which are required by the Companies Acts and these Bye-Laws to be made available at the meeting.

The chairman of the general meeting shall be present at, and the meeting shall be deemed to take place at, the Specified Place. If it appears to the chairman of the general meeting that the facilities at the Specified Place or any satellite meeting place are or become inadequate for the purposes referred to above, then the chairman may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general meeting up to the time of such adjournment shall be valid.

57.3	The Board may from time to time make such arrangements for the purpose of controlling the level of attendance at any such satellite meeting (whether involving the issue of tickets or the imposition of some means of selection or otherwise) as they shall in their absolute discretion consider appropriate, and may from time to time vary any such arrangements or make new arrangements in place of them, provided that a Shareholder who is not entitled to attend, in person or by proxy, at any particular place shall be entitled so to attend at one of the other places and the entitlement of any Shareholder so to attend the meeting or adjourned meeting at such place shall be subject to any such arrangements as may be for the time being in force and by the notice of meeting or adjourned meeting stated to apply to the meeting.

57.4	If a meeting is adjourned to more than one place, notice of the adjourned meeting shall be given in the manner required by Bye-Law 53.

PROCEEDINGS AT GENERAL MEETINGS

58.	No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman, which shall not be treated as part of the business of the meeting. Save as otherwise provided by these Bye-Laws, at least two (2) Shareholders present in person or by proxy and entitled to vote representing the holders of more than a majority of the issued shares entitled to vote at such meeting shall be a quorum for all purposes; provided, however, that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.

59.	If within five minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present, the meeting, if convened on the requisition of Shareholders, shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the chairman of the meeting may determine and at such adjourned meeting two Shareholders present in person or by proxy and entitled to vote and representing the holders of more than a majority of the issued shares entitled to vote at such meeting shall be a quorum, provided that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum. The Company shall give not less than ten (10) clear days notice of any meeting adjourned through want of a quorum and such notice shall state that the sole Shareholder or, if more than one, two Shareholders present in person or by proxy and entitled to vote and representing the holders of more than a majority of the issued shares entitled to vote at such meeting shall be a quorum. If at the adjourned meeting a quorum is not present within fifteen minutes after the time appointed for holding the meeting, the meeting shall be dissolved.

60.	A meeting of the Shareholders or any class thereof may be held by means of such telephone, electronic or other communication facilities (including, without limiting the generality of the foregoing, by telephone, or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting. If it appears to the chairman of a general meeting that the Specified Place is inadequate to accommodate all persons entitled and wishing to attend, the meeting is duly constituted and its proceedings are valid if the chairman is satisfied that adequate facilities are available, whether at the Specified Place or elsewhere, to ensure that each such person who is unable to be accommodated at the Specified Place is able to communicate simultaneously and instantaneously with the persons present at the Specified Place, whether by the use of microphones, loud-speakers, audio-visual or other communications equipment or facilities.

61. 61.1	Subject to the Companies Acts, a resolution may only be put to a vote at a general meeting of the Company or of any class of Shareholders if:

61.1.1	it is proposed by or at the direction of the Board; or

61.1.2	it is proposed at the direction of the Court; or

61.1.3	it is proposed on the requisition in writing of such number of Shareholder’s as is prescribed by, and is made in accordance with, the relevant provisions of the Companies Acts; or

61.1.4	the chairman of the meeting in his absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

61.2	No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the chairman of the meeting in his absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

61.3	If the chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his ruling. Any ruling by the chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive,

62.	The Resident Representative, if any, upon giving the notice referred to in Bye-Law 53 above, shall be entitled to attend any general meeting of the Company and each Director shall be entitled to attend and speak at any general meeting of the Company.

63.	The Chairman (if any) of the Board or, in his absence, the President shall preside as chairman at every general meeting. If there is no such Chairman or President, or if at any meeting neither the Chairman nor the President is present within five minutes after the time appointed for holding the meeting, or if neither of them is willing to act as chairman, the Directors present shall choose one of their number to act or if only one Director is present he shall preside as chairman if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, the persons present and entitled to vote on a poll shall elect one of their number to be chairman.

64.	The chairman of the meeting may, with the consent by resolution of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time (or sine die) and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. In addition to any other power of adjournment conferred by law, the chairman of the meeting may at any time without consent of the meeting adjourn the meeting (whether or not it has commenced or a quorum is present) to another time and/or place (or sine die) if, in his opinion, it would facilitate the conduct of the business of the meeting to do so or if he is so directed (prior to or at the meeting) by the Board. When a meeting is adjourned sine die, the time and place for the adjourned meeting shall be fixed by the Board. When a meeting is adjourned for three (3) months or more or for an indefinite period, at least ten (10) clear days’ notice shall be given of the adjourned meeting. Save as expressly provided by these Bye-Laws, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

VOTING

65.	Save where a greater majority is required by the Companies Acts or these Bye-Laws, any question proposed for consideration at any general meeting shall be decided on by a simple majority of votes cast and all resolutions put to shareholders will be decided on a poll.

66.	Subject to Bye-Law 129 and to any rights or restrictions attached to any class of shares, at any meeting of the Company, each Shareholder present in person shall be entitled to one vote for each share held by him.

67.	The result of the poll shall be deemed to be the resolution of the meeting at which the poll is demanded.

68.	A resolution on the election of a chairman, or on a question of adjournment, shall be taken forthwith.

69.	The Board may, before any meeting of the Shareholders, determine the manner in which the poll is to be taken and the manner in which the votes are to be counted, which may include provision for votes to be cast by electronic means by persons present in person or by proxy at the meeting, for the appointment of scrutineers and for fixing a time and place for declaring the results of the poll. To the extent not so determined by the Board, such matters shall be determined by the chairman of the meeting. A person appointed to act as a scrutineer need not be a Shareholder.

70.	On a poll, votes may be cast either personally or by proxy.

71.	A person entitled to more than one vote on a poll need not use all his votes or cast all the votes he uses in the same way.

72.	In the case of an equality of votes at a general meeting, the chairman of such meeting shall not be entitled to a second or casting vote and the resolution shall fail.

73.	In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding.

74.	Subject to Bye-Law 75, a Shareholder who is a patient for any purpose of any statute or applicable law relating to mental health or in respect of whom an order has been made by any Court having jurisdiction for the protection or management of the affairs of persons incapable of managing their own affairs may vote by his receiver, committee, curator bonis or other person in the nature of a receiver, committee or curator bonis appointed by such Court and such receiver, committee, curator bonis or other person may vote on a poll by proxy, and may otherwise act and be treated as such Shareholder for the purpose of general meetings.

75.	Evidence to the satisfaction of the Board of the authority of any person claiming the right to vote under Bye-Law 74, shall be produced at the Registered Office (or at such other place as may be specified for the deposit of instruments of proxy) not later than the last time by which an instrument appointing a proxy must be deposited in order to be valid for use at the meeting or adjourned meeting or on the holding of the poll at or on which that person proposes to vote and, in default, the right to vote shall not be exercisable.

76.	No Shareholder shall, unless the Board otherwise determines, be entitled to vote at any general meeting unless all calls or other sums presently payable by him in respect of shares in the Company have been paid.

77.	If:

77.1	any objection shall be raised to the qualification of any voter; or,

77.2	any votes have been counted which ought not to have been counted or which might have been rejected; or,

77.3	any votes are not counted which ought to have been counted,

the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or; as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same may have affected the decision of the meeting. The decision of the chairman on such matters shall be final and conclusive.

PROXIES AND CORPORATE REPRESENTATIVES

78.

A Shareholder may appoint one or more persons as his proxy, with or without the power of substitution, to represent him and vote on his behalf in respect of all or some only of his shares at any general meeting

(including an adjourned meeting). A proxy need not be a Shareholder. The instrument appointing a proxy shall be in writing executed by the appointor or his attorney authorised by him in writing or, if the appointor is a corporation, either under its seal or executed by an officer, attorney or other person authorised to sign the same.

79.	A Shareholder which is a corporation may, by written authorisation, appoint any person (or two or more persons in the alternative) as its representative to represent it and vote on its behalf at any general meeting (including an adjourned meeting) and such a corporate representative may exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder and the Shareholder shall for the purposes of these Bye-Laws be deemed to be present in person at any such meeting if a person so authorised is present at it.

80.	Any Shareholder may appoint a proxy or (if a corporation) representative for a specific general meeting, and adjournments thereof, or may appoint a standing proxy or (if a corporation) representative, by serving on the Company at the Registered Office, or at such place or places as the Board may otherwise specify for the purpose, a proxy or (if a corporation) an authorisation. For the purposes of service on the Company pursuant to this Bye-Law, the provisions of Bye-Law 134 as to service on Shareholders shall mutatis mutandis apply to service on the Company. Any standing proxy or authorisation shall be valid for all general meetings and adjournments thereof or resolutions in writing, as the case may be, until notice of revocation is received at the Registered Office or at such place or places as the Board may otherwise specify for the purpose. Where a standing proxy or authorisation exists, its operation shall be deemed to have been suspended at any general meeting or adjournment thereof at which the Shareholder is present or in respect to which the Shareholder has specially appointed a proxy or representative. The Board may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any standing proxy or authorisation and the operation of any such standing proxy or authorisation shall be deemed to be suspended until such time as the Board determines that it has received the requested evidence or other evidence satisfactory to it.

81.	Subject to Bye-Law 80, the instrument appointing a proxy or corporate representative together with such other evidence as to its due execution as the Board may from time to time require, shall be delivered at the Registered Office (or at such place or places as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a resolution in writing, in any document sent therewith) during such period as the Board may determine prior to the holding of the relevant meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a resolution in writing, prior to the effective date of the resolution in writing and in default the instrument of proxy or authorisation shall not be treated as valid.

82.	Instruments of proxy or authorisation shall be in any common form or in such other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any resolution in writing forms of instruments of proxy or authorisation for use at that meeting or in connection with that resolution in writing. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll, to speak at the meeting and to vote on any amendment of a resolution or amendment of a resolution in writing put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy or authorisation shall, unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates. If the terms of the appointment of a proxy include a power of substitution, any proxy appointed by substitution under such power shall be deemed to be the proxy of the Shareholder who conferred such power. All the provisions of these Bye-Laws relating to the execution and delivery of an instrument or other form of communication appointing or evidencing the appointment of a proxy shall apply, mutates mutandis, to the instrument or other form of communication effecting or evidencing such an appointment by substitution.

83.

A vote given in accordance with the terms of an instrument of proxy or authorisation shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the corporate authority, provided that no intimation in writing of such death, unsoundness of mind or revocation shall have been received by the Company at the Registered Office (or such other place as may be specified for the delivery of instruments of proxy or authorisation in the notice convening the meeting or other documents sent therewith) at least one hour before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any resolution in writing at which the instrument of proxy or authorisation is used.

84.	Subject to the Companies Acts, the Board may at its discretion waive any of the provisions of these Bye-Laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend, speak and vote on behalf of any Shareholder at general meetings or’ to sign resolutions in writing.

APPOINTMENT AND REMOVAL OF DIRECTORS

85. 85.1	At the point of adoption of these Bye-Laws the Board consists of the following persons:

Robert Keane

Daniel Ciporin

John J. Gavin, Jr.

George Overholser

Louis Page

Richard T. Riley

85.2	John J. Gavin, Jr. and George Overholser are each designated as a class I Director, Richard Riley and Louis Page are each designated as a class II Director and Robert Keane and Daniel Ciporin are each designated as a class III Director for the purposes of these Bye-Laws. There is no distinction in the voting or other powers and authorities of Directors of different classes; the classifications are solely for the purposes of the retirement by rotation provisions set out in Bye-Law 86. All Directors will be designated as either class I, class II or class III Directors. The Board shall from time to time by resolution determine the respective numbers of class I Directors, class II Directors and class III Directors.

85.3	Upon resignation or termination of office of any Director, if a new Director shall be appointed to the Board he will be designated to fill the vacancy arising and shall, for the purposes of these Bye-Laws, constitute a member of the class of Directors represented by the person that he replaces.

86. 86.1	Each class I Director shall (unless his office is vacated in accordance with these Bye-Laws) serve initially until the conclusion of the Annual General Meeting of the Company held in the calendar year 2006 and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class I Directors together were last appointed or re-appointed.

86.2	Each class II Director shall (unless his office is vacated in accordance with these Bye-Laws) serve initially until the conclusion of the Annual General Meeting of the Company held in the calendar year 2007 and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class II Directors together were last appointed or re-appointed.

86.3	Each class III Director shall (unless his office is vacated in accordance with these Bye-Laws) serve initially until the conclusion of the Annual General Meeting of the Company held in the calendar year 2008 and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class III Directors together were last appointed or re-appointed.

86.4	Any Director retiring at an Annual General Meeting will be eligible for re-appointment and will retain office until the close of the meeting at which he retires or (if earlier) until a resolution is passed at that meeting not to fill the vacancy or the Resolution to re-appoint him is put to a vote at the meeting and is lost.

86.5	If the Company, at the meeting at which a Director (of any class) retires by rotation or otherwise, does not fill the vacancy, the retiring Director shall, if willing to act, be deemed to have been re-appointed unless at the meeting it is resolved not to fill the vacancy or unless a resolution for the re-appointment of the Director is put to the meeting and lost.

87.	No person other than a Director retiring by rotation shall be appointed a Director at any general meeting unless:

87.1	he is recommended by the Board or a committee of the Board; or

87.2	in the case of an Annual General Meeting, not less than 120 nor more than 150 days before the date of the Company’s proxy statement released to Shareholders in connection with the prior year’s Annual General Meeting, a notice executed by a Shareholder (not being the person to be proposed) has been received by the Secretary of the Company of the intention to propose such person for appointment, setting forth as to each person whom the Shareholder proposes to nominate for election or reelection as a Director:

87.2.1	the name, age, business address and residence address of such person;

87.2.2	the principal occupation or employment of such person;

87.2.3	the class, series and number of shares of the Company which are beneficially owned by such person;

87.2.4	particulars which would, if he were so appointed, be required to be included in the Company’s register of Directors and Officers; and

87.2.5	all other information relating to such person that is required to be disclosed in solicitations for proxies for the election of Directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934 of the United States of America (as amended), together with notice executed by such person of his willingness to serve as a Director if so elected; provided, however, that no Shareholder shall be entitled to propose any person to be appointed, elected or re-elected Director at any special general meeting.

88.	Except as otherwise authorised by the Companies Acts, the appointment of any person proposed as a Director shall be effected by a separate Resolution. Subject to Bye-Law 85.3, the resolution appointing any Director must designate the Director as a class I, class II or class III Director.

89.	All Directors, upon election or appointment, except upon re-election or re-appointment at an Annual General Meeting, must provide written acceptance of their appointment, in such form as the Board may think fit, by notice in writing to the Registered Office within thirty days of their appointment.

90.	The number of Directors shall be not less than three (3) and not more than seven (7) or such number in excess thereof as the Board by resolution may from time to time determine. Any one or more vacancies in the Board not filled at any general meeting shall be deemed casual vacancies for the purposes of these Bye-Laws. Without prejudice to the power of the Company by resolution in pursuance of any of the provisions of these Bye-Laws to appoint any person to be a Director, the Board, so long as a quorum of Directors remains in office, shall have power at any time and from time to time, subject to Bye-Law 85, to appoint any individual to be a Director so as to fill a casual vacancy. A Director so appointed shall hold office only until the next following Annual General Meeting and shall not be taken into account in determining the Directors who are to retire by rotation at the meeting. If not reappointed at such Annual General Meeting, he shall vacate office at the conclusion thereof. A Director shall not be entitled to appoint an alternate director.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS

91.	The office of a Director shall be vacated upon the happening of any of the following events:

91.1	if he resigns his office by notice in writing delivered to the Registered Office or tendered at a meeting of the Board;

91.2	if he is and remains an undischarged bankrupt under the laws of any county;

91.3	if he is prohibited by law from being a Director; or

91.4	if he ceases to be a Director by virtue of the Companies Acts or these Bye-Laws.

The provisions of section 93 of the Companies Act 1981 of Bermuda shall not apply to the Company.

DIRECTORS’ INTERESTS

92.	A Director may hold any other office or place of profit with the Company (except that of auditor) in conjunction with his office of Director for such period and upon such terms as the Board may determine, and may be paid such extra remuneration therefore (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

92.1	A Director may act by himself or his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

92.2	Subject to the provisions of the Companies Acts, a Director may notwithstanding his office be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested; and be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is interested. The Board may also cause the voting power conferred by the shares in any other company held or owned by the Company to be exercised in such manner in all respects as it thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other company, or voting or providing for the payment of remuneration to the directors or officers of such other company.

92.3	So long as, where it is necessary, he declares the nature of his interest at the first opportunity at a meeting of the Board or by writing to the Directors as required by the Companies Acts, a Director shall not by reason of his office be accountable to the Company for any benefit which he derives from any office or employment to which these Bye-Laws allow him to be appointed or from any transaction or arrangement in which these Bye-Laws allow him to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any interest or benefit.

92.4	A Director who has disclosed his interest in a transaction or arrangement with the Company, or in which the Company is otherwise interested, may be counted in the quorum and vote at any meeting at which such transaction or arrangement is considered by the Board.

92.5	Subject to the Companies Acts and any further disclosure required thereby, a genera) notice to the Directors by a Director or Officer declaring that he is a director or officer or has an interest in a person and is to be regarded as interested in any transaction or arrangement made with that person, shall be a sufficient declaration of interest in relation to any transaction or arrangement so made.

92.6

For the purposes of these Bye-Laws, without limiting the generality of the foregoing, the Board will determine from time to time the percentage holding a Director must hold in any class of the equity share capital of any body corporate (or any other body corporate through which his interest is derived) or of the voting rights available to members of the relevant body corporate with which the Company is proposing to enter into a transaction or arrangement, in order to be deemed to have an interest in a transaction or arrangement with the Company, provided that there shall be disregarded any shares held by such Director as bare or custodian trustee and in which he has no beneficial interest, any shares comprised in a trust in which the Director’s interest is in reversion or remainder if and so long as some other person is entitled to receive the income thereof, and any shares comprised in an authorised unit trust in which the Director is only interested as a unit holder. For the purposes of this Bye-Law, an interest of a person who is connected with a Director shall be treated as an interest of the Director.

POWERS AND DUTIES OF THE BOARD

93.	Subject to the provisions of the Companies Acts and these Bye-Laws the Board shall manage the business of the Company and may pay all expenses incurred in promoting and incorporating the Company and may exercise all the powers of the Company not required by the Companies Act to be exercised by the shareholders in general meeting, including disposing of all of its assets or business, or presenting a petition for its winding up. No alteration of these Bye-Laws and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Bye-Law shall not be limited by any special power given to the Board by these Bye-Laws and a meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

94.	The Board may exercise all the powers of the Company to borrow money and to mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company and to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any other persons.

95.	All cheques, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time by resolution determine.

FEES, GRATUITIES AND PENSIONS

96. 96.1	The ordinary remuneration of the Directors for their services (excluding amounts payable under any other provision of these Bye-Laws) shall be determined by the Board and each such Director shall be paid a fee (which shall be deemed to accrue from day to day) at such rate as may from time to time be determined by the Board. Each Director may be paid his reasonable travel, hotel and incidental expenses in attending and returning from meetings of the Board or committees constituted pursuant to these Bye-Laws or general meetings and shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company’s business or in the discharge of his duties as a Director. Any Director who, by request, goes or resides abroad for any purposes of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

96.2

In addition to its powers under Bye-Law 96.1 the Board may (by establishment of or maintenance of schemes or otherwise) provide additional benefits, including but not limited to the payment of gratuities or pensions or by the issue of shares or other securities of the Company or any subsidiary of the Company, or options or rights to acquire such shares or other securities, on such terms as the

Board may determine, or by insurance or otherwise, for any past or present Director or employee of the Company or any of its subsidiaries or any body corporate associated with, or any business acquired by, any of them, and for any member of his family (including a spouse and a former spouse) or any person who is or was dependent on him, and may (as well before as after he ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

96.3	No Director or former Director shall be accountable to the Company or the Shareholders for any benefit provided pursuant to this Bye-Law and the receipt of any such benefit shall not disqualify any person from being or becoming a Director of the Company.

DELEGATION OF THE BOARD’S POWERS

97.	The Board may by power of attorney or otherwise by a duly authorised resolution of the Board, appoint any company, firm or person or any fluctuating body of persons, whether nominated directly or indirectly by the Board, to be the attorney, attorneys or agents of the Company for such purposes and with such powers, authorities and discretions, including the authority to further delegate (not exceeding those vested in or exercisable by the Board under these Bye-Laws) and for such period and subject to such conditions as it may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney and of such attorney as the Board may think fit, and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him. Such attorney may, if so authorised by the power of attorney, execute any deed, instrument or other document on behalf of the Company.

98.	The Board may entrust to and confer upon any Director, Officer or, without prejudice to the provisions of Bye-Law 99, other individual any of the powers exercisable by it upon such terms and conditions with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, and may from time to time revoke or vary all or any of such powers but no person dealing in good faith and without notice of such revocation or variation shall be affected thereby.

99.	When required under the requirements from time to time of any stock exchange on which the shares of the Company are listed, the Board shall appoint an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee in accordance with the requirements of such stock exchange. The Board also may delegate any of its powers, authorities and discretions to any other committees, consisting of such person or persons (whether a member or members of its body or not) as it thinks fit. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, and in conducting its proceedings conform to any regulations which may be imposed upon it by the Board. If no regulations are imposed by the Board the proceedings of a committee with two or more members shall be, as far as is practicable, governed by the Bye-Laws regulating the proceedings of the Board, provided always that unless the Board otherwise determines, the quorum of such committees shall be two (2) persons.

PROCEEDINGS OF THE BOARD

100.	The Board may meet for the dispatch of business, adjourn and otherwise regulate its meetings as it thinks fit. Questions arising at any meeting shall be determined by a majority of votes. In the case of an equality of votes, the motion shall be deemed to have been lost. The Chairman or two (2) or more Directors may, and the Secretary on the requisition of such Directors or Chairman shall, at any time summon a meeting of the Board.

101.

Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to him personally or by word of mouth or sent to him by post, cable, telex, telecopier, email or other mode of representing or reproducing words in a legible and non-transitory form at his last known address or any other address given by him to the Company for this purpose and the provision of Bye-Law 134 shall apply to any notice so given as to deemed date of service of notice. A Director may retrospectively or prospectively waive the requirement for notice of any meeting by consenting in writing to the business conducted at the meeting.

102.	The quorum necessary for the transaction of the business of the Board may be fixed by the Board and, unless so fixed at any other number, shall be the greater of two individuals or a majority of the Directors then in office. Any Director who ceases to be a Director at a meeting of the Board may continue to be present and to act as a Director and, subject to Bye-Law 110, be counted in the quorum until the termination of the meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

103.	The Resident Representative shall, upon delivering written notice of an address for the purposes of receipt of notice to the Registered Office, be entitled to receive notice of, attend and be heard at and to receive minutes of all meetings of the Board.

104.	So long as a quorum of Directors remains in office, the continuing Directors may act notwithstanding any vacancy in the Board but, if no such quorum remains, the continuing Directors or a sole continuing Director may act only for the purpose of calling a general meeting.

105.	The Chairman (or President) or, in his absence, the Deputy Chairman (or Vice-President), shall preside as chairman at every meeting of the Board. If at any meeting the Chairman or Deputy Chairman (or the President or Vice-President) is not present within five minutes after the time appointed for holding the meeting, or is not willing to act as chairman, the Directors present may choose one of their number to be chairman of the meeting.

106.	A resolution in writing signed by all the Directors for the time being entitled to receive notice of a meeting of the Board or by all the members of a committee for the time being shall be as valid and effectual as a resolution passed at a meeting of the Board or, as the case may be, of such committee duly called and constituted. Such resolution may be contained in one document or in several documents in the like form each signed by one or more of the Directors or members of the committee concerned

107.	A meeting of the Board or a committee appointed by the Board may be held by means of such telephone, electronic or other communication facilities (including, without limiting the generality of the foregoing, by telephone or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting.

108.	All acts done by the Board or by any committee or by any person acting as a Director or member of a committee or any person duly authorised by the Board or any committee shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the Board or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated their office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director, member of such committee or person so authorised.

109.	The Company may by Resolution suspend or relax to any extent, either generally or in respect of any particular matter, any provision of these Bye-Laws prohibiting a Director from voting at a meeting of the Board or of a committee of the Board, or ratify any transaction not duly authorised by reason of a contravention of any such provisions

110.	Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment) of two or more Directors to offices or employments with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each Director separately and in such cases each of the Directors concerned (if not debarred from voting under the provisions of Bye-Law 92.4) shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his own appointment.

111.	If a question arises at a meeting of the Board or a committee of the Board as to the entitlement of a Director to vote or be counted in a quorum, the question may, before the conclusion of the meeting, be referred to the chairman of the meeting and his ruling in relation to any Director other than himself shall be final and conclusive except in a case where the nature or extent of the interests of the Director concerned have not been fairly disclosed. If any such question arises in respect of the chairman of the meeting, it shall be decided by resolution of the Board (on which the chairman shall not vote) and such resolution will be final and conclusive except in a case where the interests of the chairman have not been fairly disclosed.

OFFICERS

112.	The Officers of the Company, who may or may not be Directors, may be appointed by the Board at any time, subject to Bye-Law 110. Any person appointed pursuant to this Bye-Law shall hold office for such period and upon such terms as the Board may determine and the Board may revoke or terminate any such appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such Officer may have against the Company or the Company may have against such Officer for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Save as provided in the Companies Acts or these Bye-Laws, the powers and duties of the Officers of the Company shall be such (if any) as are determined from time to time by the Board.

113.	A Director’ appointed to an executive office shall not ipso facto cease to be a Director if his appointment to such executive office terminates.

MINUTES

114.	The Board shall cause minutes to be made and books kept for the purpose of recording:

114.1	all appointments of Officers made by the Board;

114.2	the names of the Directors and other persons (if any) present at each meeting of the Board and of any committee; and

114.3	all proceedings at meetings of the Company, of the holders of any class of shares in the Company, of the Board and of committees appointed by the Board or the Shareholders.

Shareholders shall only be entitled to see the Register of Directors and Officers, the Register, the financial information provided for in Bye-Law 132 and the minutes of meetings of the Shareholders of the Company.

SECRETARY AND RESIDENT REPRESENTATIVE

115.	The Secretary (including one or more deputy or assistant secretaries) and, if required, the Resident Representative, shall be appointed by the Board at such remuneration (if any) and upon such terms as it may think fit and any Secretary and Resident Representative so appointed may be removed by the Board. The duties of the Secretary and the duties of the Resident Representative shall be those prescribed by the Companies Acts together with such other duties as shall from time to time be prescribed by the Board.

116.	A provision of the Companies Acts or these Bye-Laws requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

THE SEAL

117.

117.1	The Board may authorise the production of a common seal of the Company and one or more duplicate common seals of the Company, which shall consist of a circular device with the name of the Company around the outer margin thereof and the country and year of registration in Bermuda across the centre thereof.

117.2	Any document required to be under seal or executed as a deed on behalf of the Company may be:

117.2.1	executed under the Seal in accordance with these Bye-Laws; or

117.2.2	signed or executed by any person authorised by the Board for that purpose, without the use of the Seal.

117.3	The Board shall provide for the custody of every Seal. A Seal shall only be used by authority of the Board or of a committee constituted by the Board. Subject to these Bye-Laws, any instrument to which a Seal is affixed shall be attested by the signature of:

117.3.1	a Director; or

117.3.2	the Secretary; or

117.3.3	any one person authorised by the Board for that purpose.

DIVIDENDS AND OTHER PAYMENTS

118.	The Board may from time to time declare dividends or distributions out of contributed surplus to be paid to the Shareholders according to their rights and interests, including such interim dividends as appear to the Board to be justified by the position of the Company. The Board, in its discretion, may determine that any dividend shall be paid in cash or shall be satisfied, subject to Bye-Law 126, in paying up in full shares in the Company to be issued to the Shareholders credited as fully paid or partly paid or partly in one way and partly the other. The Board may also pay any fixed cash dividend which is payable on any shares of the Company half yearly or on such other dates, whenever the position of the Company, in the opinion of the Board, justifies such payment.

119.	Except insofar as the rights attaching to, or the terms of issue of, any share otherwise provide:

119.1	all dividends or distributions out of contributed surplus may be declared and paid according to the amounts paid up on the shares in respect of which the dividend or distribution is paid, and an amount paid up on a share in advance of calls may be treated for the purpose of this Bye-Law as paid-up on the share;

119.2	dividends or distributions out of contributed surplus may be apportioned and paid pro rata according to the amounts paid-up on the shares during any portion or portions of the period in respect of which the dividend or distribution is paid.

120.	The Board may deduct from any dividend, distribution or other monies payable to a Shareholder by the Company on or in respect of any shares all sums of money (if any) presently payable by him to the Company on account of calls or otherwise in respect of shares of the Company.

121.	No dividend, distribution or other monies payable by the Company on or in respect of any share shall bear interest against the Company.

122.

Any dividend, distribution or interest, or part thereof payable in cash, or any other sum payable in cash to the holder of shares may be paid by cheque or warrant sent through the post or by courier addressed to the holder at his address in the Register or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the shares at his registered address as appearing in the Register or addressed to such person at such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first in the Register in respect of such shares, and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company.

Any one of two or more joint holders may give effectual receipts for any dividends, distributions or other monies payable or property distributable in respect of the shares held by such joint holders.

123.	Any dividend or distribution out of contributed surplus unclaimed for a period of six (6) years from the date of declaration of such dividend or distribution shall be forfeited and shall revert to the Company and the payment by the Board of any unclaimed dividend, distribution, interest or other sum payable on or in respect of the share into a separate account shall not constitute the Company a trustee in respect thereof.

124.	The Board may also, in addition to its other powers, direct payment or satisfaction of any dividend or distribution out of contributed surplus wholly or in part by the distribution of specific assets, and in particular of paid-up shares or debentures of any other company, and where any difficulty arises in regard to such distribution or dividend, the Board may settle it as it thinks expedient, and in particular, may authorise any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution or dividend purposes of any such specific assets and may determine that cash payments shall be made to any Shareholders upon the footing of the values so fixed in order to secure equality of distribution and may vest any such specific assets in trustees as may seem expedient to the Board, provided that such dividend or distribution may not be satisfied by the distribution of any partly paid shares or debentures of any company without the sanction of a Resolution.

RESERVES

125.	The Board may, before declaring any dividend or distribution out of contributed surplus, set aside such sums as it thinks proper as reserves which shall, at the discretion of the Board, be applicable for any purpose of the Company and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time think fit. The Board may also without placing the same to reserve carry forward any sums which it may think it prudent not to distribute.

CAPITALISATION OF PROFITS

126.	The Board may from time to time resolve to capitalise all or any part of any amount for the time being standing to the credit of any reserve or fund which is available for distribution or to the credit of any share premium account and accordingly that such amount be set free for distribution amongst the Shareholders or any class of Shareholders who would be entitled thereto if distributed by way of dividend and in the same proportions, on the footing that the same be not paid in cash but be applied either in or towards paying up amounts for the time being unpaid on any shares in the Company held by such Shareholders respectively or in payment up in full of unissued shares, debentures or other obligations of the Company, to be allotted and distributed credited as fully paid amongst such Shareholders, or partly in one way and partly in the other, provided that for the purpose of this Bye-Law, a share premium account may be applied only in paying up of unissued shares to be issued to such Shareholders credited as fully paid.

127.

Where any difficulty arises in regard to any distribution under the last preceding Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments should be made to any Shareholders in order to adjust the rights of all parties, as may seem expedient to the Board. The Board may appoint any person to sign on behalf of the persons entitled to participate in the distribution any contract necessary or desirable for giving effect thereto and such appointment shall be effective and binding upon the Shareholder’s.

RECORD DATES

128.	Notwithstanding any other provisions of these Bye-Laws, the Company may fix by Resolution, or the Board may fix, any date as the record date for any dividend, distribution, allotment or issue and for the purpose of identifying the persons entitled to receive notices of general meetings. Any such record date may be on or at any time not more than sixty (60) days before any date on which such dividend, distribution, allotment or issue is declared, paid or made or not more than sixty (60) days nor less than ten (10) days before the date of any such meetings.

129.	In relation to any general meeting of the Company or of any class of Shareholder or to any adjourned meeting or any poll taken at a meeting or adjourned meeting of which notice is given, the Board may specify in the notice of meeting or adjourned meeting or in any document sent to Shareholders by or on behalf of the Board in relation to the meeting, a time and date (a “record date”) which is not more than sixty (60) days before the date fixed for the meeting (the “meeting date”) and, notwithstanding any provision in these Bye-Laws to the contrary, in such case:

129.1	each person entered in the Register at the record date as a Shareholder, or a Shareholder of the relevant class, (a “record date holder”) shall be entitled to attend and to vote at the relevant meeting and to exercise all of the rights or privileges of a Shareholder, or a Shareholder of the relevant class, in relation to that meeting in respect of the shares, or the shares of the relevant class, registered in his name at the record date;

129.2	as regards any shares, or shares of the relevant class, which are registered in the name of a record date holder at the record date but are not so registered at the meeting date (“relevant shares”), each holder of any relevant shares at the meeting date shall be deemed to have irrevocably appointed that record date holder as his proxy for the purpose of attending and voting in respect of those relevant shares at the relevant meeting (with power to appoint, or to authorise the appointment of, some other person as proxy), in such manner as the record date holder in his absolute discretion may determine; and

129.3	accordingly, except through his proxy pursuant to Bye-Law 129.2 above, a holder of relevant shares at the meeting date shall not be entitled to attend or to vote at the relevant meeting, or to exercise any of the rights or privileges of a Shareholder, or a Shareholder of the relevant class, in respect of the relevant shares at that meeting.

The entry of the name of a person in the Register as a record date holder shall be sufficient evidence of his appointment as proxy in respect of any relevant shares for the purposes of this paragraph, but all the provisions of these Bye-Laws relating to the execution and deposit of an instrument appointing a proxy or any ancillary matter (including the Board’s powers and discretions relevant to such matter) shall apply to any instrument appointing any person other than the record date holder as proxy in respect of any relevant shares.

ACCOUNTING RECORDS

130.	The Board shall cause to be kept proper records of account in accordance with the Companies Acts.

131.

The records of account shall be kept at the Registered Office or at such other place or places as the Board thinks fit, and shall at all times be open to inspection by the Directors or a Resident Representative, PROVIDED that if the records of account are kept at some place outside Bermuda, there shall be kept at an office of the Company in Bermuda such records as will enable the Directors or a Resident Representative to ascertain with reasonable accuracy the financial position of the Company at the end of each six month period. No Shareholder (other than an Officer of the Company) shall have any right to inspect any accounting record or book or document of the Company except as conferred by law or authorised by the Board or by Resolution.

132.	A copy of all financial statements, which are to be laid before the Company in general meeting, together with a copy of the auditors’ report, shall be sent to each person entitled thereto in accordance with the requirements of the Companies Acts.

AUDIT

133.	Save and to the extent that an audit is waived in the manner permitted by the Companies Acts, auditors shall be appointed and their duties regulated in accordance with the Companies Acts, any other applicable law and such requirements not inconsistent with the Companies Acts as the Board may from time to time determine.

133A.	The Board shall fix the remuneration of the auditors from time to time.

SERVICE OF NOTICES AND OTHER DOCUMENTS

134.	Service Of Notices And Other Documents

134.1	Any notice or other document (including but not limited to a share certificate, any notice of a general meeting of the Company, any instrument of proxy and any document to be sent in accordance with Bye-Law 39.3) may be sent to, served on or delivered to any Shareholder by the Company:

134.1.1	personally;

134.1.2	by sending it through the post (by airmail where applicable) in a pre-paid letter addressed to such Shareholder at his address as appearing in the Register;

134.1.3	by sending it by courier to or leaving it at the Shareholder’s address appearing in the Register;

134.1.4	by, where applicable, by sending it by email or facsimile or other mode of representing or reproducing words in a legible and non-transitory form or by sending an electronic record of it by electronic means, in each case to an address or number supplied by such Shareholder for the purposes of communication in such manner; or

134.1.5	by publication of an electronic record of it on a website and notification of such publication (which shall include the address of the website, the place on the website where the document may be found, and how the document may be accessed on the website) by any of the methods set out in paragraphs 134.1.1, 134.1.2, 134.1.3 or 134.1.4 of this Bye-Law, in accordance with the Companies Acts.

In the case of joint holders of a share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders.

Any notice or other document shall be deemed to have been served on or delivered to any Shareholder by the Company:

134.1.6	if sent by personal delivery, at the time of delivery;

134.1.7	if sent by post, forty-eight (48) hours after it was put in the post;

134.1.8	if sent by courier or facsimile, twenty-four (24) hours after sending;

134.1.9	if sent by email or other mode of representing or reproducing words in a legible and non-transitory form or as an electronic record by electronic means, twelve (12) hours after sending; or

134.1.10	if published as an electronic record on a website, at the time that the notification of such publication shall be deemed to have been delivered to such Shareholder,

and in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed and stamped and put in the post, published on a website in accordance with the Companies Acts and the provisions of these Bye-Laws, or sent by courier, facsimile, email or as an electronic record by electronic means, as the case may be, in accordance with these Bye-Laws.

Each Shareholder and each person becoming a Shareholder subsequent to the adoption of these Bye-laws, by virtue of its holding or its acquisition and continued holding of a share, as applicable, shall be deemed to have acknowledged and agreed that any notice or other document (excluding a share certificate) may be provided by the Company by way of accessing them on a website instead of being provided by other means.

135.	If any time, by reason of the suspension or curtailment of postal services within Bermuda or any other territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a notice advertised in at least one national newspaper published in the territory concerned and such notice shall be deemed to have been duly served on each person entitled to receive it in that territory on the day, or on the first day, on which the advertisement appears. In any such case the Company shall send confirmatory copies of the notice by post if at least five (5) clear days before the meeting the posting of notices to addresses throughout that territory again becomes practicable.

DESTRUCTION OF DOCUMENTS

136.	The Company shall be entitled to destroy all instruments of transfer of shares which have been registered and all other documents on the basis of which any entry is made in the register at any time after the expiration of six (6) years from the date of registration thereof and all dividends mandates or variations or cancellations thereof and notifications of change of address at any time after the expiration of two (2) years from the date of recording thereof and all share certificates which have been cancelled at any time after the expiration of one (1) year from the date of cancellation thereof and all paid dividend warrants and cheques at any time after the expiration of one (1) year from the date of actual payment thereof and all instruments of proxy which have been used for the purpose of a poll at any time after the expiration of one (1) year from the date of such use and all instruments of proxy which have not been used for the purpose of a poll at any time after one (1) month from the end of the meeting to which the instrument of proxy relates and at which no poll was demanded. It shall conclusively be presumed in favour of the Company that every entry in the register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made, that every instrument of transfer’ so destroyed was a valid and effective instrument duly and properly registered, that every share certificate so destroyed was a valid and effective certificate duly and properly cancelled and that every other document hereinbefore mentioned so destroyed was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company, provided always that:

136.1	the provisions aforesaid shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties thereto) to which the document might be relevant;

136.2	nothing herein contained shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any other circumstances which would not attach to the Company in the absence of this Bye-Law; and

136.3	references herein to the destruction of any document include references to the disposal thereof in any manner.

UNTRACED SHAREHOLDERS

137. 137.1	The Company shall be entitled to sell, at the best price reasonably obtainable, the shares of a Shareholder or the shares to which a person is entitled by virtue of transmission on death, bankruptcy, or, otherwise by operation of law if and provided that:

137.1.1	during a period of six (6) years, no dividend in respect of those shares has been claimed and at least three (3) cash dividends have become payable on the share in question;

137.1.2	on or after expiry of that period of six (6) years, the Company has inserted an advertisement in a newspaper circulating in the area of the last registered address at which service of notices upon the Shareholder or person entitled by transmission may be effected in accordance with these Bye-Laws and in a national newspaper published in the relevant country, giving notice of its intention to sell such shares:

137.1.2.1	during that period of six (6) years and the period of three (3) months following the publication of such advertisement, the Company has not received any communication from such Shareholder or person entitled by transmission; and

137.1.2.2	if so required by the rules of any securities exchange upon which the shares in question are listed for the time being, notice has been given to that exchange of the Company’s intention to make such sale.

137.2	If during any six (6) year period referred to in paragraph 137.1 above, further shares have been issued in right of those held at the beginning of such period or of any previously issued during such period and all the other requirements of this Bye-Law (other than the requirement that they be in issue for six (6) years) have been satisfied in regard to the further shares, the Company may also sell the further shares.

137.3	To give effect to any such sale, the Board may authorise some person to execute an instrument of transfer of the shares sold to, or in accordance with the directions of, the purchaser and an instrument of transfer executed by that person shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the shares. The transferee shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale.

137.4	The net proceeds of sale shall belong to the Company which shall be obliged to account to the former Shareholder or other person previously entitled as aforesaid for an amount equal to such proceeds and shall enter the name of such former Shareholder or other person in the books of the Company as a creditor for such amount- No trust shall be created in respect of the debt, no interest shall be payable in respect of the same and the Company shall not be required to account for any money earned on the net proceeds, which may be employed in the business of the Company or invested in such investments as the Board from time to time thinks fit.

WINDING UP

138.

If the Company shall be wound up, the liquidator may, with the sanction of a Resolution of the Company and any other sanction required by the Companies Acts, divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purposes set such values as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trust for the benefit of the contributories as the liquidator, with the like sanction, shall think fit, but so that no Shareholder shall be compelled to accept any shares or other assets upon which there is any liability.

INDEMNITY AND INSURANCE

139.	Subject to the proviso below, every Indemnified Person shall be indemnified and held harmless out of the assets of the Company against all liabilities, loss, damage or expense (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) incurred or suffered by him by or by reason of any act done, conceived in or omitted in the conduct of the Company’s business or in the discharge of his duties and the indemnity contained in this Bye-Law shall extend to any Indemnified Person acting in any office or trust in the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect in such appointment or election PROVIDED ALWAYS that the indemnity contained in this Bye-Law shall not extend to any matter which would render it void pursuant to the Companies Acts.

140.	No Indemnified Person shall be liable to the Company for the acts, defaults or omission of any other indemnified Person. Subject to the proviso below, no Indemnified Person shall be liable for the acts, receipts, neglects or defaults or any other Indemnified Person nor, so long as he has acted honestly and in good faith with a view to the best interests of the Company, shall any Indemnified Person be liable in respect of any negligence, default or breach of duty on his own part in relation to the Company or any subsidiary of the Company, or for any loss, misfortune or damage which may happen, in or arising out of the actual or purported execution or discharge of his duties or the exercise or purported exercise of his powers or otherwise in relation to or in connection with his duties, powers or office PROVIDED ALWAYS that the indemnity contained in this Bye-Law shall not extent to any matter which would render it void pursuant to the Companies Acts.

141.	Every Indemnified Person shall be indemnified out of the funds of the Company against all liabilities incurred by him by or by reason of any act done, conceived in or omitted in the conduct of the Company’s business or in the discharge of his duties, in defending any proceedings, whether civil or criminal, in which judgement is given in his favour, or in which he is acquitted, or in connection with any application under the Companies Acts in which relief from liability is granted to him by the court.

142.	To the extent that any Indemnified Person is entitled to claim an indemnity pursuant to these Bye-Laws in respect of amounts paid or discharged by him, the relative indemnity shall take effect as an obligation of the Company to reimburse the person making such payment (including the advance payment of other fees or other costs) or effecting such discharge.

143.	Each Shareholder and the Company agree to waive any claim or right of action he or it may at any time have, whether individually or by or in the right of the Company, against any Indemnified Person on account of any action taken by such Indemnified Person or the failure of such Indemnified Person to take any action in the performance of his duties with or for the Company PROVIDED HOWEVER that such waiver shall not apply to any claims or rights of action arising out of the fraud of such Indemnified Person or to recover any gain, personal profit or advantage to which such Indemnified Person is not legally entitled.

144.	Expenses incurred in defending any civil or criminal action or proceeding for which indemnification is required pursuant to Bye-Laws 139 and 141 shall be paid by the Company in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the Indemnified Person to repay such amount if any allegation of fraud or dishonesty is proved against the Indemnified Person and the Indemnified Person is therefore not entitled to be indemnified pursuant to Bye-Laws 139 and 141.

145.	Without prejudice to the provisions of Bye-Laws 139 and 141, the Board shall have the power to purchase and maintain insurance for or for the benefit of any Indemnified Person or any persons who are or were at any time Directors, Officers, employees of the Company, or of any other company which is its holding company or in which the Company or such holding company has any interest whether direct or indirect or which is in any way allied to or associated with the Company, or of any subsidiary undertaking of the Company or any such other company, or who are or were at any time trustees of any pension fund in which employees of the Company or any such other company or subsidiary undertaking are interested, including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such persons in respect of any act or omission in the actual or purported execution or discharge of their duties or in the exercise or purported exercise of their powers or otherwise in relation to their duties, powers or offices in relation to the Company or any such other company, subsidiary undertaking or pension fund.

AMALGAMATION

146.	Any resolution proposed for consideration at any general meeting to approve the amalgamation of the Company with any other company, wherever incorporated, shall require the approval of

146.1	the Board, by resolution adopted by a majority of Directors then in office, and

146.2	the Shareholders, by resolution passed by a majority of votes cast at such meeting and the quorum for such meeting shall be that required in Bye-Law 58.

CONTINUATION

147.	Subject to the Companies Acts, the Company may with the approval of:

147.1	the Board, by resolution adopted by a majority of Directors then in office, and

147.2	the Shareholders by resolution passed by a majority of votes cast at the general meeting, approve the discontinuation of the Company in Bermuda and the continuation of the Company in a jurisdiction outside Bermuda.

ALTERATION OF BYE-LAWS

148. 148.1	Subject to Bye-Laws 148.2, these Bye-Laws may be revoked or amended only by the Board, which may from time to time revoke or amend them in any way by a resolution of the Board, but no such revocation or amendment shall be operative unless and until it is approved at a subsequent general meeting of the Company by the Shareholders by resolution passed by a majority of votes cast.

148.2	Unless the Board has, by a resolution passed by a majority of the Directors then in office and eligible to vote on that resolution, approved a revocation or amendment of Bye-Laws 85, 86, 87, 88, 89, 90, 91, 146, 147 or l48 inclusive, the revocation or amendment will not be effective unless approved by a Resolution of Shareholders holding not less than 80 per cent of the issued shares of the Company carrying the right to vote at general meetings at the relevant time.

Your vote is important. Please submit your proxy immediately. You may also submit your proxy to vote your shares over the Internet or by telephone.

VISTAPRINT LIMITED

C/O COMPUTERSHARE TRUST COMPANY

P.O. BOX 43070

PROVIDENCE, RI 02940-3070

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, Thursday, November 6, 2008. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by VistaPrint Limited in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, Thursday, November 6, 2008. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to VistaPrint Limited, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Your Internet or telephone proxy submission authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card.

If you submit your proxy over the Internet or by telephone, please do not mail your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

VISLT1

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VISTAPRINT LIMITED

For All

Withhold All

For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Your Board of Directors recommends that you vote FOR proposals 1, 2 and 3.

Vote on Directors

1. To elect: 01) Robert Keane as Class III director of the Company for a term of three years.

To elect: 02) Daniel Ciporin as Class III director of the Company for a term of three years.

Vote on Proposal

For

Against

Abstain

2. To approve the Company’s Second Amended and Restated Bye-laws.

3. To ratify and approve the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2009.

UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

The shareholders will also act on any other business that may properly come before the meeting.

For address changes and/or comments, please check this box and write them on the back where indicated.

Please indicate if you plan to attend this meeting in Hamilton, Bermuda.

Yes

No

Please sign exactly as your name appears hereon. If the common shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature (Joint Owners)

Date

UNLESS SUBMITTING YOUR PROXY TO VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE, PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual General Meeting:

The Notice and Proxy Statement and Form 10-K Combo are available at ir.vistaprint.com.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

VISTAPRINT LIMITED

2008 ANNUAL GENERAL MEETING OF SHAREHOLDERS-NOVEMBER 7, 2008

The undersigned, revoking all prior proxies, hereby appoints Robert Keane, Lawrence Gold and Alison Dyer-Fagundo, and each of them, with full power of substitution, as proxies to represent and vote as designated hereon, all common shares of VistaPrint Limited (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual General Meeting of Shareholders of the Company on Friday, November 7, 2008, at the offices of Appleby, Canon’s Court, 22 Victoria Street, Hamilton, Bermuda commencing at 12:00 p.m. (Atlantic Daylight Saving Time) and any adjournments thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS THEREOF.

ATTENDANCE OF THE UNDERSIGNED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING, SIGNS AND DELIVERS A PROXY WITH A LATER DATE OR VOTES IN PERSON AT THE MEETING.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE

(Continued and to be signed on reverse side)

SEE REVERSE SIDE